Exhibit 10.12

Recording requested by
and after recording, return to:
OTTERBOURG, STEINDLER, HOUSTON & ROSEN, P.C.:
230 Park Avenue
New York, New York 10169
Attention: Daniel P. Greenstein, Esq.

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                                                                      CALIFORNIA
                                                                Riverside County

                             LEASEHOLD DEED OF TRUST
                   ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

                          Dated: As of October 31, 2006
                          Maximum Amount Unpaid
                          Principal Indebtedness of
                          $65,000,000

                                      FROM

                   FMI INTERNATIONAL LLC having an office at:
                              800 Federal Boulevard
                           Carteret, New Jersey 07008

                                  the Grantor,

                     FIRST AMERICAN TITLE INSURANCE COMPANY

                                  the Trustee,

                               FOR THE BENEFIT OF

              FORTRESS CREDIT CORP., as Agent having an office at:
                           1345 Avenue of the Americas
                            New York, New York 10105

                                the Beneficiary.

             NOTICE:   THE OBLIGATIONS SECURED HEREBY PROVIDE FOR
                       PERIODIC INCREASES AND/OR DECREASES
                       IN THE APPLICABLE INTEREST RATE.

                              Location of Premises:
                           3178 and 3355 Dulles Drive
                               County of Riverside
                               City of: Mira Loma
                              State of: California

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                             LEASEHOLD DEED OF TRUST
                   ASSIGNMENT OF RENTS AND SECURITY AGREEMENT

      THIS LEASEHOLD DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT (this "Leasehold Deed of Trust") made as of October 31, 2006 by FMI INTERNATIONAL LLC, a Delaware limited liability company, having an office at 800 Federal Boulevard, Carteret, New Jersey 07008 (the "Grantor"), to FIRST AMERICAN TITLE INSURANCE COMPANY (the "Trustee"), of Orange County, California, having an office at 1 First American Way, Santa Ana, California 92707, for the benefit of FORTRESS CREDIT CORP., as Agent for the Lenders, having an office at 1345 Avenue of the Americas, New York, New York 10105, for itself and as agent for the lenders now or hereafter named in the Loan Agreement, as such term is hereinafter defined (the "Beneficiary"). All capitalized terms used but not defined in this Leasehold Deed of Trust shall have the meanings ascribed to them in the Loan Agreement.

      WITNESSETH, pursuant to the Loan and Security Agreement dated as of even date herewith (as amended, consolidated, restated, modified, extended or supplemented from time to time, the "Loan Agreement") by and among Grantor, as a Borrower, the other Borrowers and Guarantors, the Lenders and Beneficiary as a Lender, and as Agent for the Lenders, the Lenders have agreed to make and the Grantor has agreed to accept Loans consisting of (a) Revolving Loans in the principal amount of up to $10,000,000 advanced pursuant to the Loan Agreement and (b) Team Loans in the aggregate principal amount of $55,000,000 advanced pursuant to the Loan Agreement. The Loans shall mature on October 31, 2011.

      WITNESSETH, that to secure the payment of the principal sum of SIXTY-FIVE MILLION DOLLARS ($65,000,000) lawful money of the United States to be paid according to the Loan Agreement, which is by this reference made a part hereof as said Loan Agreement may be hereafter modified, amended, extended, renewed or substituted for, and any and all sums, amounts and expenses paid hereunder or thereunder by the Beneficiary and/or any Lender according to the terms hereof and all other obligations and liabilities of the Grantor under this Leasehold Deed of Trust or the Loan Agreement together with all interest on the said indebtedness, obligations, liabilities, sums, amounts and expenses and any and all other obligations and liabilities now due and owing or which may hereafter be or become due and owing by the Grantor to the Lenders (all of the aforesaid are hereinafter collectively, the "Indebtedness"), the Grantor hereby mortgages, grants, bargains, sells, warrants, conveys, alienates, remises, releases, assigns, sets over and confirms to the Trustee and irrevocably grants to the Trustee, in trust, with power of sale and right of entry and possession, all of Grantor's estate, right, title and interest in, to and under, and does hereby irrevocably grant to Beneficiary, for its benefit and the ratable benefit of the Lenders, a security interest in:

            I. All that certain leasehold estate (the "Leasehold Estate") created by and the right, title and interest of the Grantor in, to and under those certain leases (individually, a "Lease" and collectively, the "Leases") more particularly described on Schedule A hereof under which Leases the respective landlords (the "Landlords") demised and leased, for the term provided therein, the following described premises:

      All that certain lot, piece or parcel of land particularly described in SCHEDULE A annexed hereto and made a part hereof (the "Land") upon which the demised premises more particularly described in SCHEDULE B annexed hereto and made a part hereof are located (the "Demised Premises") (the Land, together with the Demised Premises and the Leasehold Estate hereinafter sometimes, collectively, the "Real Property");

      Together with the appurtenances, including, but not limited to, renewal and option rights, and all the estate and rights of the Grantor of, in and to the Real Property under and by virtue of the Leases;

      Together with all right, title and interest of the Grantor, in and to: (i) all modifications, extensions and renewals of the Leases and in and to all rights to renew or extend the term of the Leases; (ii) all credits to and deposits of (other than security deposits made by sublessees) the Granter under the Leases; and (iii) all other options, privileges and rights granted and demised to the Grantor under the Leases;

      Together with all the right or privilege of the Grantor to terminate, cancel, surrender, merge, modify, renew or amend the Leases; and

            II. Subject to the terms and conditions of the Leases, all of the right, title and interest of the Grantor, if any, in and to the buildings and improvements (hereinafter, collectively, together with all building equipment, the "Improvements") now or hereafter located on the Real Property and all of its right, title and interest, if any, in and to the streets and roads abutting the Real Property to the center lines thereof and strips and gores within or adjoining the Real Property, the air space and right to use said air space above the Real Property, all rights of ingress and egress by motor vehicles to parking facilities on or within the Real Property, all easements now or hereafter affecting the Real Property or the Improvements, all royalties and all rights appertaining to the use and enjoyment of the Real Property or the Improvements, including, without limitation, alley, drainage, crop, timber, agricultural, horticultural, mineral, water, oil and gas rights; and

            III. Subject to the terms and conditions of the Leases, all of the right, title and interest of the Grantor, if any, in and to all fixtures and articles of personal property and all appurtenances and additions thereto and substitutions or replacements thereof, now or hereafter attached to, or contained in, the Real Property and/or the Improvements or placed on any part thereof though not attached thereto, including, but not limited to, all screens, awnings, shades, blinds, curtains, draperies, carpets, rugs, furniture and furnishings, heating, lighting, plumbing, ventilating, air conditioning, refrigerating, incinerator and/or compacting and elevator plants, stoves, ranges, vacuum cleaning systems, call systems, sprinkler systems and other fire prevention and extinguishing apparatus and materials, motors, machinery, pipes, appliances, equipment, fittings and fixtures, and the trade name, good will and books and records relating to the business operated on the Real Property and/or the Improvements. Without limiting the foregoing, the Grantor hereby grants to the Beneficiary, for its benefit and the ratable benefit of the Lenders, a security interest in all of its present and future "equipment" and "general intangibles" (as said quoted terms are defined in the Uniform Commercial Code of the State wherein the Real Property and/or the Improvements are located) and the Beneficiary shall have, in addition to all rights and remedies provided herein, and in any other agreements, commitments and undertakings made by the Grantor to the Beneficiary, all of the rights and remedies of a "secured party" under the said Uniform Commercial Code. To the extent permitted under applicable law, this Leasehold Deed of Trust shall be deemed to be a "security agreement" (as defined in the aforesaid Uniform Commercial Code). If the lien of this Leasehold Deed of Trust is subject to a security interest covering any such personal property, then all of the right, title and interest of the Grantor in and to any and all such property is hereby assigned to the Beneficiary, for its benefit and the ratable benefit of the Lenders, together with the benefits of all deposits and payments now or hereafter made thereon by the Grantor, and

            IV. Subject to the terms and conditions. of the Leases, all of the right, title and interest of the Grantor in and to all leases, lettings and licenses of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, or any part thereof, (other than the Leases) now or hereafter entered into and all right, title and interest of the Grantor thereunder, including, without limitation, cash and securities deposited thereunder, the right to receive and collect the rents, issues and profits payable thereunder and the right to enforce, whether by action at law or in equity or by other means, all, provisions, covenants and agreements thereof; and

            V. Subject to the terms and conditions of the Leases, all right, title and interest of the Grantor in and to all unearned premiums, accrued, accruing. or to accrue under insurance policies now or hereafter obtained by the Grantor and all proceeds of the conversion, voluntary or involuntary, of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, or any part thereof, into cash or liquidated claims, including, without limitation, proceeds of hazard and title insurance and all awards and compensation heretofore and hereafter made to the present and all subsequent owners of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby by any governmental or other lawful authority for the taking by eminent domain, condemnation or otherwise, of all or any part of the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby or any easement therein, including, but not limited to, awards for any change of grade of streets; and

            VI. Subject to the terms and conditions of the Leases, all right, title and interest of the Grantor in and to all extensions, improvements, betterments, renewals, substitutions and replacements of and all additions and appurtenances to the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, hereafter acquired by or released to the Grantor or constructed, assembled or placed by the Grantor on the Real Property, the Improvements and/or any other property or rights encumbered or conveyed hereby, and all conversions of the security constituted thereby which, immediately upon such acquisition, release, construction, assembling, placement or conversion as the case may be, and in each such case without any further mortgage, conveyance, assignment or other act by the Grantor, shall become subject to the lien of this Leasehold Deed of Trust as fully and completely, and with the same effect, as though now owned by the Grantor and specifically described herein (the Real Property and the Improvements, together with the fixtures and other property, rights, privileges and interests encumbered or conveyed hereby hereinafter, collectively, the "Premises").

      TO HAVE AND TO HOLD the Premises unto the Trustee and its heirs, successors and assigns until the Indebtedness is paid in full.

      IN TRUST, to secure the payment in full to the Beneficiary and the Lenders of the Indebtedness, and the performance of all covenants and agreements in the Loan Agreement and this Leasehold Deed of Trust, whereupon this Leasehold Deed of Trust shall cease and be void and the Premises shall be released at the cost of the Grantor.

      AND the Grantor covenants and agrees with the Beneficiary and the Trustee as follows:

                                    ARTICLE I

                  REPRESENTATIONS AND WARRANTIES OF THE GRANTOR

      The Grantor represents and warrants to the best of its knowledge to the Beneficiary as follows:

            Section 1.1 LEASES. (i) The Grantor has a good and marketable title to the Leasehold Estate created by each of the Leases and is the owner of a valid and subsisting interest as lessee under each of the Leases subject to no lien, exception, charge or other encumbrance, except for any easements, covenants or restrictions of record; (ii) each of the Leases is in full force and effect and has not been assigned, modified, amended, cancelled, surrendered, terminated, supplemented or extended in any way and except as may be disclosed by Landlord in any document delivered by Landlord to Lender in connection with the Loan; (iii) each of the Leases represents the entire agreement between the parties thereto as to the leasing of the Premises; (iv) to the best of Grantor's knowledge there is no default which has occurred and is continuing under any of the Leases nor has any act, omission and/or event occurred which, with notice, the passage of time, or both, would constitute a default under any of the Leases by either the lessor or the lessee thereunder; (v) all rental payments and other charges under the Leases which are due and owing from the lessee thereunder as of the date of the execution and delivery of this Leasehold Deed of Trust have been paid in full, including, but not limited to, the security deposits specified therein; (vi) this Leasehold Deed of Trust is and will remain a legal, valid, binding and enforceable first lien on and prior security interest in the Premises subject only to the exceptions referred to above; (vii) the Grantor has full right, power and authority to mortgage the Leases to the Beneficiary pursuant hereto subject to the terms and conditions of the Leases; (viii) the Grantor knows of no adverse claim to the title and/or possession of the Grantor or the Landlords; and (ix) no fire or casualty has affected the Real Property and the Grantor knows of no actual or proposed condemnation or eminent domain proceeding or settlement in lieu thereof which may affect same.

            Section 1.2 LEASEHOLD DEED OF TRUST AUTHORIZED. The execution and delivery of this Leasehold Deed of Trust has been duly authorized by the Grantor and there is no provision in the certificate of limited liability company or operating agreement of the Grantor requiring further consent for such action by any other entity or person. The Grantor is duly organized, validly existing and is in good standing under the laws of the state of its formation, and has (i) all required licenses, authorizations, registrations, permits and/or approvals and (ii) full power and authority to own its properties and carry on its business as presently conducted and the execution and delivery by it of, and performance of its obligations under, this Leasehold Deed of Trust will not result in the Grantor being in default under any provision of its certificate of limited liability company or operating agreement or of any deed of trust, mortgage, lease, credit or other agreement to which it is a party or which affects it or its interest in the Premises, or any part thereof

            Section 1.3 FLOOD INSURANCE STATUS. The Premises are not located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards pursuant to the terms of the National Flood Insurance Act of 1968, or the Flood Disaster Protection Act of 1973, as same may have been amended to date.

            Section 1.4 OPERATION OF THE PREMISES (i) To the best of Grantor's knowledge, the Grantor has all required certificates, licenses, authorizations, registrations, permits and/or approvals required for the operation of the Premises or any part thereof, and all required environmental permits, all of which as of the date of the signing hereof are in full force and effect and, to the knowledge of Grantor, not subject to any revocation, amendment, release, suspension, forfeiture or the like, (ii) to the best of Grantor's knowledge, the present use and/or occupancy of the Premises and/or Improvements does not conflict with or violate any such certificate, license, authorization, registration, permit and/or approval, or any applicable law, ordinance, statute, rule, order, requirement or regulation and (iii) the Grantor has delivered to the Beneficiary, prior to the signing hereof duplicate originals or appropriately certified copies of all such certificates, licenses, authorizations, registrations, permits and/or approvals.

                                   ARTICLE II

                            COVENANTS OF THE GRANTOR

            Section 2.1 PAYMENT OF THE INDEBTEDNESS. The Grantor will punctually pay the Indebtedness in same day funds as provided herein, the Loan Agreement, all in the coin and currency of the United States of America which is legal tender for the payment of public and private debts.

            Section 2.2 MAINTENANCE OF THE IMPROVEMENTS.

                  (i) The Grantor shall maintain the Improvements in good repair, subject to ordinary wear and tear, damage by casualty, taking by condemnation or eminent domain, shall comply with the requirements of any governmental authority claiming jurisdiction over the Premises within the lesser of thirty (30) days after an order (an "Order") containing such requirement has been issued by any such authority, (unless such requirement cannot be complied with within such thirty (30) day period, in which event the Grantor shall have such longer period as necessary to cause compliance, PROVIDED HOWEVER, that the Grantor shall promptly commence and diligently prosecute to completion such compliance and provided, further, that such period shall not exceed the time required pursuant to the terms of such Order) or the time required pursuant to the terms of such Order and shall permit the Beneficiary to enter upon the Improvements and inspect the Improvements at all reasonable hours and without prior notice. The Grantor shall not, without the prior written consent of the Beneficiary, threaten, commit, permit or suffer to occur any waste or except as may be permitted under the terms of the Loan

Agreement, the material alteration, demolition or removal of the Improvements or any part thereof; PROVIDED, HOWEVER, that fixtures and articles of personal property owned by the Grantor may be removed from the Improvements if the Grantor concurrently therewith replaces same with equivalent items which do not reduce the value of the Premises or the Improvements, free of any lien, charge or claim superior to the lien and/or security interest created hereby.

                  (ii) Nothing in this Section 2.2 shall require the compliance by the Grantor with any Order so long as (a) the failure so to do shall not be a default or event of default under any other deed of trust, mortgage or security agreement affecting the Premises, any part thereof or interest therein, (b) the failure so to do shall not result in the voiding, rescission or invalidation of the certificate of occupancy or any other license, certificate, permit or registration in respect of the Premises, (c) the failure so to do shall not prevent, hinder or unreasonably interfere with the lawful use and occupancy of the entirety of the Improvements for their present use and occupancy, (d) the failure so to do shall not void or invalidate any insurance maintained by the Grantor in respect of the Premises, or result in an increase of any premium therefor or a decrease in any coverage provided thereby, and (e) the Grantor in good faith and at its own expense shall contest the Order or the validity thereof by appropriate legal proceedings, which proceedings must operate to prevent (1) the occurrence of any of the events described in the preceding clauses (a) through (d) of this paragraph (ii) and (2) the collection or other realization on any sums due or payable as a consequence of the Order, the sale of any lien arising in respect of the Order, and/or the sale or forfeiture of the Premises, any part thereof or interest therein, or the sale of any lien connected therewith; provided that during such contest the Grantor shall, at the option of the Beneficiary provide security reasonably satisfactory to the Beneficiary assuring the discharge of the Grantor's obligations hereunder and of any interest, charge, fine, penalty, fee or expense arising from or incurred as a result of such contest; and provided further if at any time compliance with any obligation imposed upon the Grantor by the Order shall become necessary to prevent (1) the occurrence of any of the events described in clauses (a) through
(d) of this paragraph (ii) or (2) the delivery of a deed conveying the Premises or any portion thereof or interest therein because of noncompliance, or the sale of a lien in connection therewith, or (3) the imposition of any penalty, fine, charge, fee, cost or expense on the Beneficiary, then the Grantor shall comply with the Order in sufficient time to prevent the occurrence of any such events, the delivery of such deed or the sale of such lien, or the imposition of such penalty, fine, charge, fee, cost or expense on the Beneficiary.

            Section   2.3   INSURANCE   COVERAGE.   Subject  to  the   insurance
requirements of tenant under the Leases and in accordance with the terms and conditions of the Loan Agreement, the Grantor shall keep the Improvements insured against (i) damage by fire and the other hazards covered by the standard extended coverage all risk insurance policy, and (ii) damage by vandalism, malicious mischief; and such other hazards against which the Beneficiary shall require insurance, and each policy of insurance required pursuant to this
SECTION 2.3 shall be endorsed to name the Beneficiary as a mortgagee-loss payee thereunder, as its interest may appear, with loss payable to the Beneficiary without contribution or assessment, under a standard non-contributory mortgagee clause. All insurance policies and endorsements required pursuant to this
SECTION 2.3 shall be fully paid for, nonassessable and contain such provisions (including, without limitation, inflation guard and replacement cost endorsements) and expiration dates and shall be in such form and amounts and issued by such insurance companies with a rating of "A" or better as established by Best's Rating Guide (or an equivalent rating with such other publication  of a  similar  nature  as shall be in  current  use) or such  other companies, as shall be approved by the Beneficiary. The Grantor shall additionally keep the Improvements insured against loss by flood if the Premises are located in an area identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which the Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as the same may have been or may hereafter be amended or modified (and any successor acts thereto) in an amount at least equal to the outstanding Indebtedness or the maximum limit of coverage available with respect to the Improvements under said Act, whichever is less, and in a company or companies to be approved by the Beneficiary. In all events and without a modification of or limitation on the foregoing the Grantor will assign and deliver the policy or policies (or true copies thereof) of all such insurance to the Beneficiary, which policy or policies shall have endorsed thereon a standard non-contributory mortgagee clause (PROVIDED, HOWEVER, the Beneficiary shall have thirty (30) days notice from the insurer prior to the expiration, cancellation or termination (for any reason whatsoever) of any policy) in the name of the Beneficiary, so and in such manner and form that the Beneficiary and its successors and assigns shall at all times have and hold said policy or policies as collateral and further security for the payment of the Indebtedness until the full payment of the Indebtedness. Insurance required hereunder may be carried by the Grantor pursuant to blanket policies, provided that all other requirements herein set forth are satisfied and that the underlying policy in respect of the Premises is assigned and delivered to the Beneficiary as herein required. In the event that the Grantor fails to keep the Premises insured in compliance with the Loan Agreement or THIS
SECTION 2.3, the Beneficiary may but shall NOT be obligated to, obtain insurance and pay the premiums therefor and the Grantor shall, on demand, reimburse the Beneficiary for all sums, advances and expenses incurred in connection therewith and such sums, advances and expenses shall bear interest at the Post-Default Rate until reimbursed. The Grantor shall deliver copies of all original policies to the Beneficiary together with the endorsements thereto required hereunder subject to the requirements under the Leases. The proceeds of insurance paid on account of any damage or destruction to the Premises or any part thereof shall be paid over to the Beneficiary to be applied as hereinafter provided. Notwithstanding anything to the contrary contained herein or in any provision of applicable law, the proceeds of insurance policies corning into the possession of the Beneficiary shall not be deemed trust funds and the Beneficiary shall be entitled to dispose of such proceeds as hereinafter provided in SECTION 2.4.

            Section 2.4 INSURANCE; PROCEEDS. The Grantor shall give the Beneficiary prompt notice of any loss covered by insurance and the Beneficiary shall have the right to join the Grantor in adjusting any loss in excess of $20,000. Subject to and in accordance with the terms of the Loan Agreement, the Beneficiary shall have the option, in its sole discretion, subject to the requirements under the Leases, to apply any insurance proceeds it may receive pursuant to SECTION 2.3, or otherwise, to the payment of the Indebtedness or to allow all or a portion of such proceeds to be used for the restoration of the Improvements, subject, however, to the provisions of SECTION 2.6 hereof. In the event any such insurance proceeds shall be used to reduce the Indebtedness, the same shall be applied by the Beneficiary, after the deduction therefrom and repayment to the Beneficiary of any and all costs incurred by the Beneficiary in the recovery thereof; in any manner it shall designate, including but not limited to, the application of such proceeds to the then unpaid installments of the principal balance of the Indebtedness in the inverse order of their maturity, such that the regular payments, if any, under the Loan Agreement shall not be reduced or altered in any manner. In the event that the Beneficiary elects to allow the use of such proceeds for the restoration of the Improvements, then such use of the proceeds shall be governed as hereinafter provided in SECTION 2.6.

            Section 2.5 RESTORATION OF THE IMPROVEMENTS. In the event of damage or destruction of the Improvements, or any part thereof as a result of casualty, condemnation, taking or other cause, the Grantor shall give prompt written notice thereof to the Beneficiary and (except in the event of impossibility of restoration or repair in the event of condemnation or other taking) subject to the requirements under the Leases, provided that the Beneficiary shall make available to the Grantor the insurance proceeds (if any) (or in the event of condemnation or taking, the award (if any) arising out of such condemnation or taking) recovered by the Beneficiary as herein provided, the Grantor shall promptly commence and diligently continue to perform the repair, restoration and rebuilding of that portion of the Improvements so damaged or destroyed (hereinafter, the "Work") so as to restore the Improvements in full compliance with all legal requirements and so that the Improvements shall be at least equal in value and general utility as they were prior to the damage or destruction, and if the Work to be done is structural or if the cost of the Work, as estimated by the Beneficiary, shall exceed $20,000 (hereinafter, collectively, "Major Work"), the Grantor shall, prior to the commencement of the Major Work, furnish to the Beneficiary for its approval: (i) complete plans and specifications for the Major Work, with satisfactory evidence of the approval thereof (a) by all governmental authorities whose approval is required, (b) by all parties to or having an interest in the leases, if any, of any portion of the Premises whose approval is required, and (c) by an architect reasonably satisfactory to the Beneficiary (hereinafter, the "Architect") and which shall be accompanied by the Architect's signed estimate, bearing the Architect's seal, of the entire cost of completing the Major Work; and (ii) certified or photostatic copies of all permits and approvals required by law in connection with the commencement of the Work and as and when obtainable, the conduct of the Work. Beneficiary shall have thirty (30) days following receipt of the foregoing within which to approve or disapprove the Major Work, and if Beneficiary fails to respond such Major Work shall be deemed approved.

            The Grantor shall not commence any of the Major Work until the Grantor shall have complied with the applicable requirements referred to in this Section, and after commencing the Major Work the Grantor shall perform the Major Work diligently and in good faith in accordance with the plans and specifications referred to in this SECTION 2.5, if applicable.

            Section 2.6 RESTORATION; ADVANCES. In the event that the Beneficiary is required, or in its sole discretion, elects to apply insurance proceeds to the restoration of the Improvements, the insurance proceeds (or, in the case of condemnation or taking, the award therefor in the event that the Beneficiary, in its sole discretion, shall elect to apply such award to repair and restoration) recovered by the Beneficiary on account of damage or destruction to the Improvements (if any) less the cost, if any, to the Beneficiary of such recovery and of paying out such proceeds (including reasonable attorneys' fees and costs allocable to inspecting the Work and the plans and specifications therefor), shall be applied by the Beneficiary to the payment of the cost of the Work and shall be paid out from time to time to the Grantor and/or, at the Beneficiary's option exercised from time to time, directly to the contractor, subcontractors, materialmen, laborers, engineers, architects and other persons rendering services or materials for the Work, as said Work progresses except as otherwise hereinafter provided, but subject to the following conditions, any of which the Beneficiary may waive:

                  (i) if the Work to be done is Major Work, as determined by the Beneficiary, the Architect shall be in charge of the Work;

                  (ii) each request for payment shall be made on seven (7) days prior notice to the Beneficiary and shall be accompanied by (a) a certificate of the authorized officer of the Grantor, as applicable, specifying the party to whom (and for the account of which) such payment is to be made and (b) a certificate of the Architect if one be required under SECTION 2.5 above, otherwise by a certificate of the authorized officer of the Grantor, as applicable, stating (a) that all of the Work completed has been done in compliance with the approved plans and specifications, if any be required under said SECTION 2.5, and in accordance with all provisions of law; (b) the sum requested is justly required to reimburse the Grantor for payments by the Grantor to, or is justly due to, the contractor, subcontractors, materialmen, laborers, engineers, architects or other persons rendering services or materials for the Work (giving a brief description of such services and materials), and that when added to all sums, if any, previously paid out by the Beneficiary does not exceed the value of the Work done to the date of such certificate, and (c) that the amount of such proceeds remaining in the hands of the Beneficiary, together with any sums made available by the Grantor will be sufficient on completion of the Work to pay for the same in full (giving in such reasonable detail as the Beneficiary may require an estimate of the cost of such completion);

                  (iii) each request shall be accompanied by waivers of liens, or if unavailable, lien bonds, reasonably satisfactory to the Beneficiary covering that part of the Work previously paid for, if any, and by a search prepared by the title insurance company insuring the lien of this Leasehold Deed of Trust or by such other title company or licensed abstractor satisfactory to the Beneficiary or by other evidence satisfactory to the Beneficiary, that there has not been filed with respect to the Premises any mechanic's lien or other lien or instrument for the retention of title in respect of any part of the Work not discharged of record and that there exist no encumbrances on or affecting the Premises (or any part thereof) other than encumbrances, if any, existing as of the date hereof and which have been approved by the Beneficiary;

                  (iv) no event shall have occurred and be continuing which with the passage of time or the giving of notice, or both, would constitute an Event of Default;

                  (v) the request for any payment after the Work has been completed shall be accompanied by certified copies of all certificates, permits, licenses, waivers and/or other documents required by law (or pursuant to any agreement binding upon the Grantor or affecting the Premises or any part thereof) to render occupancy of the Premises legal; and

                  (vi) the Work can be completed not later than one (1) month prior to the Termination Date; and

                  (vii) the Grantor, prior to the commencement of the Work, shall have deposited with the Beneficiary an amount equal to the difference between the cost of the Work, as estimated by the Architect, and the net insurance proceeds (or condemnation award, as the case may be) after the deduction therefrom of the cost, if any, to the Beneficiary of the recovery and paying out of such proceeds (including reasonable attorneys' fees allocable to inspecting the Work and the plans and specifications therefor).

            Upon completion of the Work and payment in full therefor, or upon failure on the part of the Grantor promptly to commence or diligently to continue the Work, or at any time upon request by the Grantor, the Beneficiary may, at its option, apply the amount of any such proceeds then or thereafter in the hands of the Beneficiary to the payment of the Indebtedness, provided, however, that nothing herein contained shall prevent the Beneficiary from applying at any time the whole or any part of such proceeds to the curing of any Event of Default.

            In the event the Work to be done is not Major Work, as determined by the Beneficiary, then the net insurance proceeds held by the Beneficiary for application thereto shall be paid to the Grantor by the Beneficiary from time to time upon submission to the Beneficiary of bills and/or invoices showing costs incurred in connection with the Work, subject, however, to the foregoing provisions of this SECTION 2.6. except those which are applicable only if the Work to be done is Major Work, as determined by the Beneficiary.

            Section 2.7 RESTORATION BY THE BENEFICIARY. Provided that the Beneficiary shall make available to the Grantor the insurance proceeds (if any) recovered by the Beneficiary as herein provided, if within one hundred twenty
(120) days after the occurrence of any damage or destruction to the Improvements requiring Major Work in order to restore the Improvements, the Grantor shall not have submitted to the Beneficiary and received the Beneficiary's approval of plans and specifications for the repair, restoration and rebuilding of the Improvements so damaged or destroyed (approved by the Architect and by all governmental authorities and other persons or entities, if any, whose approval is required), or if, after such plans and specifications are approved by all such governmental authorities and other persons or entities, if any, and the Beneficiary, the Grantor shall fail to commence promptly such repair, restoration and rebuilding, or if thereafter the Grantor fails diligently to continue such repair, restoration and rebuilding or is delinquent in the payment to mechanics, materialmen or others of the costs incurred in connection with such Major Work, or, in the case of any damage or destruction not requiring Major Work, as determined by the Beneficiary, in order to restore the Improvements, if the Grantor shall fail to repair, restore and rebuild promptly the Improvements so damaged or destroyed, then, in addition to all other rights herein set forth, and after giving the Grantor ten (10) days written notice of the nonfulfillment of one or more of the foregoing conditions, the Beneficiary, or any lawfully appointed receiver of the Premises, may at their respective options, perform or cause to be performed such repair, restoration and rebuilding, and may take such other steps as they deem advisable to perform such repair, restoration and rebuilding, and upon twenty-four (24) hours' prior written notice to the Grantor, the Beneficiary may enter upon the Improvements to the extent reasonably necessary or appropriate for any of the foregoing purposes, and the Grantor hereby waives, for the Grantor and all others holding under the Grantor, any claim against the Beneficiary and such receiver arising out of ANYTHING done by the Beneficiary or such receiver pursuant hereto, and the Beneficiary may, at its option, apply insurance proceeds (without the need by the Beneficiary to fulfill any other requirements of this Leasehold Deed of Trust) to reimburse the Beneficiary, and/or such receiver for all amounts reasonably expended or incurred by them, respectively, in connection with the performance of such Work, and any excess costs shall be paid by the Grantor to the Beneficiary upon demand, and such payment of excess costs shall be deemed part of the Indebtedness and shall be secured by the lien of this Leasehold Deed of Trust.

            Section 2.8 MAINTENANCE OF EXISTENCE. The Grantor will, so long as it is owner of the Premises (or any part thereof or interest therein) and subject to the terms and conditions of the Leases, do all things necessary to preserve and keep in full force and effect its existence, franchises, rights and privileges under the laws of the state of its formation and, subject to the provisions of paragraph (ii) of SECTION 2.2, will comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental authority or court applicable to the Grantor, or to the Premises or any part thereof.

            Section 2.9 TAXES AND OTHER CHARGES.

                  (i) Subject to the terms and conditions of the Leases and to the extent payable by Grantor, the Grantor shall, in accordance with the Leases, pay and discharge by the last day payable without penalty or premium all taxes of every kind and nature, water rates, sewer rents and assessments, levies, permits, inspection and license fees and all other charges imposed upon or assessed against the Premises or any part thereof or upon the revenues, rents, issues, income and profits of the Premises or arising in respect of the occupancy, use or possession thereof. The Grantor shall exhibit to the Beneficiary within ten (10) days after request and after the same are required to be paid pursuant to the foregoing sentence, validated receipts or other evidence satisfactory to the Beneficiary showing the payment of such taxes, assessments, water rates, sewer rents, levies, fees and other charges which may be or become a lien on the Premises. Should the Grantor default in the payment of any of the foregoing taxes, assessments, water rates, sewer rents, levies, fees or other charges, the Beneficiary may, but shall not be obligated to pay the same or any part thereof and the Grantor shall, on demand, reimburse the Beneficiary for all amounts so paid and such amounts shall bear interest at the Post-Default Rate until reimbursed.

                  (ii) Nothing in this SECTION 2.9 shall require the payment or discharge of any obligation imposed upon the Grantor by subsection (i) of this
SECTION 2.9 so long as the Grantor shall in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which proceedings must operate to prevent the collection thereof or other realization thereon, the sale of the lien thereof and the sale or forfeiture of the Premises or any part thereof to satisfy the same; provided that during such contest the Grantor shall, at the option of the Beneficiary, establish reserves reasonably satisfactory to the Beneficiary, assuring the discharge of the Grantor's obligation hereunder and of any additional interest charge, penalty or expense arising from or incurred as a result of such contest; and provided, further, that if at any time payment of any obligation imposed upon the Grantor by subsection (i) of this shall become necessary to prevent the delivery of a tax deed conveying the Premises or any portion thereof or the sale of the tax lien therefor because of non-payment, or the imposition of any penalty or cost on the Beneficiary, then the Grantor shall pay the same in sufficient time to prevent the delivery of such tax deed or the sale of such lien, or the imposition of such penalty or cost on the Beneficiary.

                  (iii) The Grantor shall pay when due all (a) premiums for fire, hazard and other insurance required to be maintained by the Grantor on the Premises pursuant to the terms of SECTION 2.3 hereof, (b) title insurance premiums relating to the insurance to be maintained on the Premises in connection with this Leasehold Deed of Trust, and (c) any and all other costs, expenses and charges expressly required to be paid hereunder, and subject to the provisions hereof, to be paid for the maintenance and/or protection of, or on account of any other collateral delivered, assigned, pledged, mortgaged, transferred or hypothecated to the Beneficiary as security for the Indebtedness or in connection with the execution and delivery of this Leasehold Deed of Trust.

            Section 2.10 MECHANICS' AND OTHER LIENS.

                  (i) Subject to the terms and conditions of the Leases, the Grantor shall pay, bond or discharge of record, from time to time, forthwith, all liens (and all claims and demands of mechanics, materialmen, laborers or others, which, if unpaid, might result in or permit the creation of a lien) on or affecting the Premises or any part thereof, or on or affecting the revenues, rents, issues, income or profits arising therefrom and, in general, the Grantor forthwith shall do, at the cost of the Grantor and without expense to the Beneficiary, everything necessary to fully preserve the lien of this Leasehold Deed of Trust. In the event that the Grantor fail in a timely manner to make payment in full of, bond or discharge, such liens the Beneficiary may, but shall not be obligated to, make payment, bond or discharge such liens, upon notice to the Grantor if practicable in order to preserve the lien of this Leasehold Deed of Trust or the collateral value of the Premises and the Grantor shall, on demand, reimburse the Beneficiary for all sums so expended and such sums shall bear interest at the Post-Default Rate until reimbursed.

                  (ii) Nothing in this SECTION 2.10 shall require the payment or discharge of any obligation imposed upon the Grantor by subsection (1) of this
SECTION 2.10 so long as the Grantor shall bond or discharge any lien on the Premises arising from such obligation or in good faith and at its own expense contest the same or the validity thereof by appropriate legal proceedings which proceedings must operate to prevent the collection thereof or other realization thereon, the sale of the lien thereof and the sale or forfeiture of the Premises or any part thereof, to satisfy the same; provided that during such contest the Grantor shall, at the option of the Beneficiary, provide security satisfactory to the Beneficiary, assuring the discharge of the Grantor's obligation hereunder and of any additional interest charge, penalty or expense arising from or incurred as a result of such contest; and provided, further, that if at any time payment of any obligation imposed upon the Grantor by subsection (i) of this
SECTION 2.10 shall become necessary (a) to prevent the sale or forfeiture of the Premises or any portion thereof because of non-payment, or (b) to protect the lien of this Leasehold Deed of Trust, then the Grantor shall pay the same in sufficient time to prevent the sale or forfeiture of the Premises or to protect the lien of this Leasehold Deed of Trust, as the case may be.

            Section 2.11 CONDEMNATION AWARDS. The Grantor, immediately upon obtaining knowledge of the institution of any proceedings for the condemnation of the Premises or any portion thereof, will notify the Beneficiary of the pendency of such proceedings. The Beneficiary may participate in any such proceedings and the Grantor from time to time will deliver to the Beneficiary all instruments requested by it to permit such participation. Subject to the terms and conditions of the Leases, all awards and compensation payable to the Grantor as a result of any condemnation, or other taking or purchase in lieu thereof, of the Premises or any part thereof, are hereby assigned to and shall be paid to the Beneficiary. Subject to the terms and conditions of the Leases, the Grantor hereby authorizes the Beneficiary to collect and receive such awards and compensation, to give proper receipts and acquittances therefor and, in the Beneficiary's sole discretion, to apply the same toward the payment of the Indebtedness, notwithstanding the fact that the Indebtedness may not then be due and payable, or to the restoration of the Improvements. In the event that any portion of the condemnation awards or compensation shall be used to reduce the Indebtedness, same shall be applied by the Beneficiary in any manner it shall designate, including, but not limited to, the application of such award or compensation to then unpaid installments of the principal balance of the Indebtedness in the inverse order of their maturity so that the regular payments under the Loan Agreement shall not be reduced or altered in any manner. The Grantor, upon request by the Beneficiary, shall make, execute and deliver any and all instruments requested for the purpose of confirming the assignment of the aforesaid awards and compensation to the Beneficiary free and clear of any liens, charges or encumbrances of any kind or nature whatsoever. The Beneficiary shall not be limited to the interest paid on the proceeds of any award or compensation, but shall be entitled to the payment by the Grantor of interest at the applicable rate provided for herein or in the Loan Agreement.

      Notwithstanding the voiding of the original sale(s) or leasing(s) of all or any portion of the Premises, the Grantor shall continue to pay the Indebtedness at the time and in the manner provided for its payment in the Loan Agreement and in this Leasehold Deed of Trust and the Indebtedness shall not be reduced until any payment therefor shall have been actually received and applied by the Beneficiary to the discharge of the Indebtedness. The Beneficiary may apply any such payment to the discharge of the Indebtedness whether or not then due and payable in such priority and proportions as the Beneficiary in its discretion  shall  deem  to  be  proper.  If  the  Premises  are  sold,  through foreclosure or otherwise, prior to the receipt by the Beneficiary of such payment, the Beneficiary shall have the right, whether or not a deficiency judgment under the Loan Agreement shall have been sought, recovered or denied, to receive said payment, or a portion thereof sufficient to pay the Indebtedness, whichever is less. The Grantor, after obtaining the prior written consent of the Beneficiary, shall file and prosecute its claim or claims for any such payment in good faith and with due diligence and cause the same to be collected and paid over to the Beneficiary, and hereby irrevocably authorizes and empowers the Beneficiary, in the name of the Grantor or otherwise, to collect and receipt for any such payment and to file and prosecute such claim or claims, and although it is hereby expressly agreed that the same shall not be necessary in any event, the Grantor shall, upon demand of the Beneficiary, make, execute and deliver any and all assignments arid other instruments sufficient for the purpose of assigning any such payment to the Beneficiary, free and clear of any encumbrances of any kind or nature whatsoever.

            Section 2.12 COSTS OF DEFENDING AND UPHOLDING THE LIEN. If any action or proceeding is commenced to which action or proceeding the Beneficiary is made a party or in which it becomes necessary to defend or uphold the lien of this Leasehold Deed of Trust, the Grantor shall, on demand, reimburse the Beneficiary for all expenses (including, without limitation, reasonable attorneys' fees and disbursements and reasonable appellate attorneys' fees and disbursements) incurred by the Beneficiary in any such action or proceeding and such expenses shall bear interest at the Post-Default Rate until reimbursed. In any action or proceeding to foreclose this Leasehold Deed of Treat or to recover or collect the Indebtedness, the provisions of law relating to the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant.

            Section  2.13  ADDITIONAL  ADVANCES AND  DISBURSEMENTS.  The Grantor
shall pay by the last day payable without premium or penalty all payments and charges on all liens, encumbrances, ground and other leases and security interests which affect or may affect or attach or may attach to the Premises, or any part thereof, and in default thereof, the Beneficiary shall have the right, but shall not be obligated, to pay, without notice to the Grantor, such payments and charges and the Grantor shall, on demand, reimburse the Beneficiary for amounts so paid. In addition, upon default of the Grantor in the performance of any other terms, covenants, conditions or obligations by it to be performed hereunder or under any such lien, encumbrance, lease or security interest, the Beneficiary shall have the right, but shall not be obligated, with, except in the case of an emergency condition, prior notice to Grantor, to cure such default in the name and on behalf of the Grantor. All reasonable sums advanced and reasonable out-of-pocket expenses incurred at any time by the Beneficiary pursuant to this
SECTION 2.13 or as otherwise provided under the terms and provisions of this Leasehold Deed of Trust or under applicable law shall bear interest from the date that such sum is advanced or expenses incurred, to and including the date of reimbursement, computed at the Post-Default Rate. All interest payable hereunder shall be computed on the basis of a 360-day year over the actual number of days elapsed. Any such amounts advanced or incurred by the Beneficiary, together with the interest thereon, shall be payable on demand, shall, until paid, be secured by this Leasehold Deed of Trust as a lien on the Premises and shall be part of the Indebtedness.

            Section 2.14 COSTS OF ENFORCEMENT. The Grantor agrees to bear and pay all expenses (including, without limitation, reasonable attorneys' fees and disbursements and reasonable appellate attorneys' fees and disbursements for legal services of every kind) of or incidental to (i) any amendment, renewal, modification, consolidation, supplement, restatement or restructuring of this Leasehold Deed of Trust, the Loan Agreement or any document entered into in connection with the Indebtedness, or (ii) the enforcement of any provision hereof, by litigation or otherwise, or the enforcement, compromise of settlement of this Leasehold Deed of Trust, the Loan Agreement or the Indebtedness, and for the curing thereof or (iii) for defending or asserting the rights and claims of the Beneficiary in respect thereof by litigation or otherwise. All rights and remedies of the Beneficiary and the Trustee shall be cumulative and may be exercised singly or concurrently.

            Section 2.15 FILING CHARGES, RECORDING FEES, TAXES, ETC. The Grantor shall pay any and all taxes, charges, filing, registration and recording fees, excises and levies imposed upon the Beneficiary by reason of its ownership of the Loan Agreement or this Leasehold Deed of Trust or any mortgage supplemental hereto, any security instrument with respect to any interest of the Grantor in and to any fixture or personal property at the Premises or any instrument of further assurance, other than income, franchise, succession, inheritance, business and similar taxes, and shall pay all other taxes, if any, required to be paid on the debt evidenced by the Loan Agreement. In the event the Grantor fails to make such payment within ten (10) days after written notice thereof to the Grantor, then the Beneficiary shall have the right, but shall not be obligated, to pay the amount due, and the Grantor shall, on demand, reimburse the Beneficiary for said amount, together with interest thereon computed at the Post-Default Rate.

            Section 2.16 TAX AND INSURANCE DEPOSITS. If an Event of Default shall occur and be continuing hereunder or if the Grantor shall default in its obligations set forth in Section 2.9 hereof, then the Beneficiary, at its option, to be exercised by ten (10) days' written notice to the Grantor, may require that the Grantor deposit with the Beneficiary, monthly, one-twelfth (1/12th)
of the annual charges for insurance premiums and real estate taxes, assessments, water, sewer and other charges which might become a lien upon the Premises or any part thereof (all of the foregoing, the "Impositions"), and the Grantor shall, accordingly, make such deposits. In addition, if required by the Beneficiary, the Grantor shall simultaneously therewith deposit with the Beneficiary a sum of money which together with the monthly installments aforementioned will be sufficient to make each of the payments aforementioned at least thirty (30) days prior to the date such payments are due. Should said charges not be ascertainable at the time any deposit is required to be made with the Beneficiary, the deposit shall be made on the basis of an estimate made by the Beneficiary in its sole discretion, and when the charges are fixed for then current year, the Grantor shall deposit any deficiency with the Beneficiary. All funds so deposited with the Beneficiary shall be held by it, but not in escrow and, except to the extent required by applicable law, without interest, and, provided that no Event of Default shall have occurred, shall be applied in payment of the charges aforementioned when and as payable, to the extent the Beneficiary shall have such funds on hand. Should an Event of Default occur, the funds deposited with the Beneficiary, as aforementioned, may be applied in payment of the charges for which such funds shall have been deposited or to the payment of the Indebtedness or any other charges affecting the security of the Beneficiary, as the Beneficiary sees fit, but no such application shall be deemed to have been made by operation of law or otherwise until actually made by the Beneficiary as herein provided, nor shall any application be deemed to affect any right or remedy of the Beneficiary hereunder or under any statute or rule of law. If deposits are being made with the Beneficiary, the Grantor shall furnish the Beneficiary with bills for the charges for which such deposits are required to be made hereunder and/or such other documents necessary for the payment of same, at least fifteen (15) days prior to the date on which the charges first become payable. In the event that the Grantor fails to pay any such amount, the Beneficiary may, but shall not be obligated to, make payment thereof, and the Grantor shall, on demand, reimburse the Beneficiary for all sums so expended, together with interest thereon computed at the Post-Default Rate.

            Section 2.17 RESTRICTIVE COVENANTS AND LEASING REQUIREMENTS. Except as may be expressly permitted under the terms of the Loan Agreement, without the prior written consent of the Beneficiary, the Grantor shall not: (i) execute or permit to exist any lease or occupancy of all or substantially all of the Premises, (ii) modify, renew or amend any lease or occupancy agreement affecting the Premises; (iii) grant rent concessions, or discount any rents, or collect any rents for a period of more than one month in advance; (iv) execute any conditional bill of sale, chattel mortgage or other security instruments covering any furniture, furnishings, fixtures and equipment, intended to be incorporated in the Premises or the appurtenances thereto, or covering articles of personal property placed in the Premises or purchase any of such furniture, furnishings, fixtures and equipment so that ownership of the same will not vest unconditionally in the Grantor, free from encumbrances on delivery to the Premises; (v) further assign the leases and rents affecting the Premises; (vii) sell, transfer, alienate, grant, convey or assign any interest in the Premises or any part thereof; or (viii) further mortgage, encumber, alienate, hypothecate, grant a security interest in or grant any other interest whatsoever in the Premises or any part thereof, or interest therein.

            Section 2.18 ESTOPPEL CERTIFICATES. The Grantor, within ten (10) business days upon request in person or by mail, shall furnish to the Beneficiary a written statement, duly acknowledged, setting forth the amount due on this Leasehold Deed of Trust, the terms of payment and the maturity date of the Loan Agreement, the date to which interest has been paid, whether any offsets or defenses exist against the Indebtedness and, if any are alleged to exist, a detailed description of the nature thereof.

            Section 2.19 TRUST FUNDS. To the extent, if any, required by applicable law or to preserve the lien of this Leasehold Deed of Trust, the priority of the lien of this Leasehold Deed of Trust and/or the rights of the Beneficiary hereunder, the Grantor will receive the advances secured hereby, and will hold the right to receive such advances, as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of such advances for any other purpose.

            Section 2.20 ASSIGNMENT OF RENTS. Subject to the Landlord's rights under the Leases, Grantor hereby assigns to the Beneficiary, as further security for the payment of the Indebtedness, its interest in the rents, issues and profits of the Premises, together with its interest in all leases and other documents evidencing such rents, issues and profits now or hereafter in effect and its interest in any and all deposits held as security under said leases, and shall, upon demand, deliver to the Beneficiary an executed counterpart of each lease or other document to which it is a party and which affects the Premises. Nothing contained in the foregoing sentence shall be construed to bind the Beneficiary to the performance of any of the covenants, conditions or provisions contained in any such lease or other document or otherwise to impose any obligation on the Beneficiary (including, without limitation, any liability under the covenant of quiet enjoyment contained in any lease or in any applicable state law in the event that any tenant shall have been joined as a party defendant in any action to foreclose this Leasehold Deed of Trust and shall have been barred and foreclosed thereby of all right, title and interest and equity of redemption in the Premises), except that the Beneficiary shall be accountable for any money actually received pursuant to such assignment. The Grantor hereby further grants to the Beneficiary the right (i) to enter upon and take possession of the Premises for the purpose of collecting the said rents, issues and profits, (ii) to dispossess by the usual summary proceedings (or any other proceedings of the Beneficiary's selection) any tenant defaulting in the payment thereof to the Beneficiary, (iii) to let the Premises, or any part thereof, and (iv) to apply said rents, issues and profits, after payment of all necessary charges and expenses on account of said Indebtedness. Such assignment and grant shall continue in effect until the Indebtedness is paid, the execution of this Leasehold Deed of Trust constituting and evidencing the irrevocable consent of the Grantor to the entry upon and taking possession of the Premises by the Beneficiary pursuant to such grant, whether foreclosure has been instituted or not and without applying for a receiver. Until the occurrence of an Event of Default, the Grantor shall have a revocable license to receive said rents, issues and profits and otherwise manage the Premises. The Grantor agrees to hold said rents, issues and profits in trust and to use the same fast, in payment of the cost of the improvement, second, in payment of the Indebtedness to the extent the same is then due and owing, and third, in such manner as the Beneficiary may elect. Such license of the Grantor to collect and receive said rents, issues and profits may be revoked by the Beneficiary upon the occurrence of an Event of Default by giving not less than five (5) days' written notice of such revocation, served personally upon or sent by registered mail to the record owner of the Premises. The Grantor hereby appoints the Beneficiary as its attorney-in-fact, coupled with an interest, to receive and collect all rent, additional rent and other sums due under the terms of each lease to which the Grantor is a party and to direct any such tenant, by written notice or otherwise, to forward such rent, additional rent or other sums by mail or in person to the Beneficiary.

            Section 2.21 INDEMNITY. The Grantor agrees that it shall indemnify, defend and hold harmless the Beneficiary, the Trustee and each Lender from and against all loss, liability, obligation, claim, damage, penalty, cause or action, reasonable, out-of-pocket cost and expense, including without limitation any assessments, levies, impositions, judgments, reasonable attorneys' fees and disbursements, cost of appeal bonds and printing costs, imposed upon or incurred by or asserted against the Beneficiary, the Trustee and any other Lender, except as may be caused by Beneficiary's gross negligence or willful misconduct by reason of (i) ownership of this Leasehold Deed of Trust; (ii) any accident, injury to or death of persons or loss of or damage to property occurring on or about the Premises; (iii) any use, non-use or condition of the Premises; (iv) any failure on the part of the Grantor to perform or comply with any of the terms of this Leasehold Deed of Trust in any material respect; (v) performance of any labor or services or the furnishing of any materials or other property in respect of the Premises or any part for maintenance or otherwise (vi) the imposition of any mortgage, real estate or governmental tax incurred as a result of this Leasehold Deed of Trust or the Loan Agreement, other than income tax payable by, or other taxes personal to, the Beneficiary; or (vii) any violation or alleged violation by the Grantor of any law, in each case except if resulting from the gross negligence or willful misconduct of Beneficiary. Any amounts payable under this SECTION 2.18 shall be due and payable on demand and until paid shall bear interest at the Post-Default Rate. If any action is brought against the Beneficiary and or the Trustee by reason of any of the foregoing occurrences, the Grantor will, upon the Beneficiary's request, defend and resist such action, suit or proceeding, at the Grantor's sole cost and expense by counsel approved by the Beneficiary.

            Section 2.22 ENVIRONMENTAL PROVISIONS. For the purposes of this Section the following terms shall have the following meanings: (i) the term "Hazardous Material" shall mean any material or substance that, whether by its nature or use, is subject to regulation under any Environmental Requirement,
(ii) the term "Environmental Requirements" shall collectively mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss. 9601 ET SEQ.), the Hazardous Materials Transportation Act (49 U.S.C. ss. 1801 ET SEQ.), the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 ET SEQ.), the Toxic Substances Control Act (15 U.S.C. ss. 2601 ET SEQ.), the Clean Air Act (42 (U.S.C. ss. 7401 et SEQ.) and the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 ET SEQ.), all as presently in effect and as the same may hereafter be amended, any regulation pursuant thereto, or any other present or future law, ordinance, rule, regulation, order or directive addressing environmental, health or safety issues of or by any Governmental Authority, (iii) the term "Governmental Authority" shall mean the Federal government, or any state or other political subdivision thereof, or any agency, court or body of the Federal government, any state or other political subdivision thereof, exercising executive, legislative, judicial, regulatory or administrative functions, and (iv)) the term "diligent inquiry" shall mean a level of inquiry at least equal to any environmental site assessment of the Premises conducted in accordance with the Beneficiary's environmental policies and procedures. The Grantor hereby represents and warrants to the Beneficiary that to the best of its knowledge (a) no Hazardous Material is currently located at, on, in, under or about the Premises in violation of any Environmental Laws,
(b) no Hazardous Material is currently or, to the best of the Grantor's knowledge after diligent inquiry, has been located at, in, on, under or about the Premises in a manner which violates any Environmental Requirement, or which requires cleanup or corrective action of any kind by Grantor under any Environmental Requirement, (c) no releasing, emitting, discharging, leaching, dumping or disposing of any Hazardous Material from the Premises onto or into any other property or from any other property onto or into the Premises is occurring or, to the best of the Grantor's knowledge after diligent inquiry, has occurred, in violation of any Environmental Requirement, (d) no notice of violation, lien, complaint, suit, order or other notice with respect to the environmental condition of the Premises is outstanding, nor, to the best of the Grantor's knowledge after diligent inquiry, has any such notice been issued which has not been fully satisfied and complied with in a timely fashion so as to bring the Premises into full compliance with all Environmental Requirements, and will not generate, store, handle, process dispose of or otherwise use, and
(e) Grantor will not permit any tenant or other occupant of the Premises to generate, store, handle, process, dispose of or otherwise use, Hazardous Materials at, in, on, under or about the Premises in a manner in violation of any Environmental Requirement. The Grantor shall notify the Beneficiary promptly in the event of any spill or other release of any Hazardous Material at, in, on, under or about the Premises which is required to be reported to a Governmental Authority under any Environmental Requirement, will promptly forward to the Beneficiary copies of any notices received by the Grantor relating to alleged violations of any Environmental Requirement and will promptly pay when due any fine or assessment against the Beneficiary, the Grantor or the Premises relating to any Environmental Requirement. If at any time it is determined that the operation or use of the Premises violates any applicable Environmental Requirement or that there are Hazardous Materials located at, in, on, under or about the Premises which, under any Environmental Requirement, require special handling in collection, storage, treatment or disposal, or any other form of cleanup or corrective action by Grantor, the Grantor shall, within thirty (30) days after receipt of notice thereof from any Governmental Authority or from the Beneficiary, take, at its sole cost and expense, such actions as may be necessary to fully comply in all respects with all Environmental Requirements, PROVIDED, HOWEVER, that if such compliance cannot reasonably be completed within such thirty (30) day period, the Grantor shall commence such necessary action within such thirty (30) day period and shall thereafter diligently and expeditiously proceed to complete in a timely fashion with all Environmental Requirements. If the Grantor fails to timely take, or to diligently and expeditiously proceed to complete in a timely fashion, any such action, the Beneficiary may, in its sole and absolute discretion, but, except in the case of any emergency condition, with delivery of prior written notice to Grantor, make advances or payments towards the performance or satisfaction of the same, but shall in no event be under any obligation to do so. All reasonable sums so advanced or paid by the Beneficiary (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, and fines or other penalty payments) and all reasonable sums advanced or paid in connection with any judicial or administrative investigation or proceeding relating thereto, will immediately, upon demand, become due and payable from the Grantor and shall bear interest at the Post-Default Rate from the date any such sums are so advanced or paid by the Beneficiary until the date any such sums are repaid by the Grantor to the Beneficiary. The Grantor will execute and deliver, promptly upon request, such instruments as the Beneficiary reasonably may deem useful or necessary to permit the Beneficiary to take any such action, and such additional notes and mortgages, as the Beneficiary may require to secure all sums so advanced or paid by the Beneficiary. If a lien is filed against the Premises by any Governmental Authority resulting from the need to expend or the actual expending of monies arising from an action or omission, whether intentional or unintentional, of the Grantor or for which the Grantor is responsible, resulting in the releasing, spilling, leaking, leaching, pumping, emitting, pouring, emptying or dumping of any Hazardous Material into the waters or onto land located within or without the state where the Premises are located, then the Grantor will, within thirty (30) days from the date that the Grantor is first given notice that such lien has been placed against the Premises (or within such shorter period of time as may be specified by the Beneficiary if such Governmental Authority has commenced steps to cause the Premises to be sold pursuant to such lien) either (a) pay the claim and remove the lien, or (b) furnish a cash deposit, bond, or such other security with respect thereto as is satisfactory in all respects to the Beneficiary and is sufficient to effect a complete discharge of such lien on the Premises. The Beneficiary may, at its option, if the Beneficiary reasonably believes that a Hazardous,; Material or other environmental condition violates or threatens to violate any Environmental Requirement, except in the case of an emergency condition with delivery of prior written notice to Grantor, cause an environmental audit of the Premises or portions thereof to be conducted to confirm the Grantor's compliance with the provisions of this Section, and the Grantor shall cooperate in all reasonable ways with the Beneficiary in connection with any such audit and shall pay all costs and expenses incurred in connection therewith. The Grantor will defend, indemnify, and hold harmless the Beneficiary and each Lender, and their respective employees, agents, officers, and directors, from and against any and all claims, demands, penalties, causes of action, fines, liabilities, settlements, damages, costs, or expenses of whatever kind or nature, known or unknown, foreseen or unforeseen, contingent or otherwise (including, without limitation, counsel and consultant fees and expenses, investigation and laboratory fees and expenses, court costs, and litigation expenses) arising out of, or in any way related to, (i) any breach by the Grantor of any of the provisions of this Section, (ii) the presence, disposal, spillage, discharge, emission, leakage, release, or threatened release of any Hazardous Material by Grantor which is at, in, on, under, about, from or affecting the Premises, including, without limitation, any damage or injury resulting from any such Hazardous Material to or affecting the Premises or the soil, water, air, vegetation, buildings, personal property, persons or animals located on the Premises or on any other property or otherwise, (iii) any personal injury (including wrongful death) or property damage (real or personal) arising out of or related to any such Hazardous Material, (iv) any lawsuit brought or threatened, settlement reached, or order or directive of or by any Governmental Authority relating to such Hazardous Material, or (v) any violation of any Environmental Requirement or any policy or requirement of the Beneficiary except if caused by the gross negligence or willful misconduct of Beneficiary, its employees, agents, officers, directors or representatives. This indemnification shall, notwithstanding any exculpatory or the provision of any nature whatsoever to the contrary set forth in the Loan Agreement, this Leasehold Deed of Trust or any other document or instrument now or hereafter executed and delivered in connection with the loan evidenced by the Loan Agreement and secured by this Leasehold Deed of Trust, constitute the personal recourse undertakings, obligations and liabilities of the Grantor. If this Leasehold Deed of Trust is foreclosed or the Grantor tenders a deed or assignment in lieu of foreclosure, the Grantor shall deliver the Premises to the purchaser at foreclosure or to the Beneficiary, its nominee, or wholly owned subsidiary, as the case may be, in a condition that complies in all material respects with all Environmental Requirements. The obligations and liabilities of the Grantor under this Section shall survive and continue in full force and effect and shall not be terminated, discharged or released, in whole or in part, irrespective of whether the Indebtedness has been paid in full and irrespective of any foreclosure of this Leasehold Deed of Trust or acceptance by the Beneficiary, its nominee or wholly owned subsidiary of a deed or assignment in lieu of foreclosure and irrespective of the discharge, satisfaction, release or assignment of this Leasehold Deed of Trust or of any other fact or circumstance of any nature whatsoever.

            Section 2.23 RIGHT OF ENTRY. The Beneficiary and its agents shall have the right to enter and inspect the Premises at all reasonable times.

            Section 2.24 WAIVER OF STATUTORY RIGHTS. Notwithstanding anything herein contained to the contrary, the Grantor: (i) hereby irrevocably and unconditionally waives any and all rights to trial by jury in any action, suit or counterclaim arising in connection with, out of or otherwise relating to the Loan Agreement , this Leasehold Deed of Trust or any other document or instrument now or hereafter executed and delivered in connection therewith or the loan secured by this Leasehold Deed of Trust; and (ii) will not (a) at any time insist upon, or plead, or in any manner whatever claim or take any benefit or advantage of any stay or extension or moratorium law, any exemption from execution or sale of the Premises or any part thereof, wherever enacted, now or at any time hereafter in force, which may affect the covenants and terms of performance of this Leasehold Deed of Trust, nor (b) claim, take or insist upon any benefit or advantage of any law now or hereafter in force providing for the valuation or appraisal of the Premises, or any part thereof, prior to any sale or sales thereof which may be made pursuant to any provision hereof, or pursuant to the decree, judgment or order of any court of competent jurisdiction; nor (c) after any such sale or sales, claim or exercise any right under any statute heretofore or hereafter enacted to redeem the property so sold or any part thereof; (i) hereby expressly waives all benefit or advantage of any such law or laws; and (ii) covenants not to hinder, delay or impede the execution of any power herein granted or delegated to the Beneficiary, but to suffer and permit the execution of every power as though no such law or laws had been made or enacted. The Grantor, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have the Premises (or any part thereof) marshalled upon any foreclosure hereof.

            Section 2.25 LEASEHOLD DEED OF TRUST PROVISIONS.

                  (i) The Grantor covenants and agrees as follows: (a) to promptly pay, all rent, additional rent and other sums or charges required to be paid by the tenant under the Leases; (b) to promptly and faithfully observe, perform and comply with all the terms, covenants and provisions thereof on its part to be observed, performed and complied with, at the times act forth therein; (c) not to do, permit, suffer or refrain from doing anything as a result of which, there could be a default under or breach of any of the terms thereof; (d) not to cancel or terminate any of the Leases, nor to suffer or permit such cancellation or termination; not to modify, amend or in any way alter or permit the alteration of any of the material terms thereof; nor to surrender the property demised thereunder, (e) to give the Beneficiary immediate notice of any default by anyone thereunder and to promptly deliver to the Beneficiary copies of each notice of default and all other notices, communications, plans, specifications and other similar instruments received or delivered by the Grantor in connection therewith; (f) not to waive, excuse or discharge any of the material obligations and agreements of the landlord thereunder; (g) to furnish to the Beneficiary such information and evidence as the Beneficiary may reasonably request concerning the Grantor's due observance, performance and compliance with the terms, covenants and provisions thereof and (h) that any material default of the tenant under any of the Leases shall constitute a default under this Leasehold Deed of Trust.

                  (ii) In the event of any material default by the Grantor in the performance of any of its obligations under any of the Leases, including, without limitation, any default in the payment of rent and other charges and impositions made payable by the tenant thereunder, which default shall continue beyond the applicable grace period, if any, then, in each and every case, the Beneficiary may, at its option and without notice, cause the default or defaults to be remedied and otherwise exercise any and all of the rights of the Grantor thereunder in the name of and on behalf of the Grantor. The Grantor shall, on demand,. reimburse the Beneficiary for all advances made and expenses incurred by the Beneficiary in curing any such default (including, without limitation, reasonable attorneys' fees), together with interest thereon computed at the Post-Default Rate from the date that an advance is made or expense is incurred to and including the date the same is paid. Upon receipt by the Beneficiary from the Landlord of any written notice of default on the part of the Grantor under any of the Leases, the Beneficiary may rely thereon and take any action as the Beneficiary shall deem necessary or desirable even though the existence of such default or the nature thereof be questioned or denied by or on behalf of the Grantor.

                  (iii) That the fee title and the leasehold estate in the property demised by each of the Leases shall not merge but shall always be kept separate and distinct, notwithstanding the union of said estates in either the landlord thereunder, the Grantor, the Beneficiary or a third party, whether by purchase or otherwise. If the Grantor acquires any greater or further estate, title or interest in and to any of the fee of property now or hereafter constituting a part of any of the Leases, the lien of this Leasehold Deed of Trust shall automatically and without the necessity of the execution and/or delivery of any further instruments or documents be spread to cover and be a lien upon such acquired estate, title or interest and same shall thereupon be and become a part of the Premises with the same force and effect as if specifically encumbered herein and as so spread shall be prior to the lien of any mortgage or deed of first placed on such acquired estate subsequent to the date of this Leasehold Deed of Trust. Without limitation or derogation of the foregoing sentence the Grantor nevertheless agrees to execute all instruments and documents which the Beneficiary may reasonably require to ratify, confirm and further evidence the Beneficiary's lien on the acquired estate, title or interest. Furthermore, the Grantor hereby appoints the Beneficiary its true and lawful attorney-in-fact to execute and deliver all such instruments and documents in the name and on behalf of the Grantor. This power, being coupled with an interest, shall be irrevocable as long as the indebtedness remains unpaid.

                  (iv) The Grantor shall use its best efforts to obtain and deliver to the Beneficiary within twenty (20) days after receipt of written demand by the Beneficiary, an estoppel certificate from the landlord under each of the Leases setting forth (i) the name of the tenant thereunder, (ii) that the respective Lease has not been modified or, if it has been modified, the date of each modification (together with copies of each such modification certified as true and correct by the landlord), (iii) the basic rent payable under the Lease, (iv) the date to which all rental charges have been paid by the tenant under the Lease, and (v) whether there are any alleged defaults of the tenant under the Leases and, if there are, setting forth the nature thereof in reasonable detail.

                  (v) Notwithstanding anything to the contrary contained herein, this Leasehold Deed of Trust shall not constitute an assignment of any of the Leases within the meaning of any provision thereof prohibiting its assignment and the Beneficiary shall have no liability or obligation thereunder by reason of its acceptance of this Leasehold Deed of Trust. The Beneficiary shall be liable for the obligations of the tenant arising under any of the Leases for only that period of time which the Beneficiary is in possession of the Premises or has acquired, by foreclosure or otherwise, and is holding all of the Grantor's right, title and interest therein.

                  (vi) In the event any of the Leases shall be terminated and the Beneficiary SHALL require from the lessor under such Lease a new lease, the Grantor hereby waives any right, title or interest in and to such new lease or the leasehold estate created thereby, waiving all rights of redemption now or hereafter operable under any law.

                  (vii) The Grantor expressly agrees that if there shall be filed by or against any lessor under any Lease any petition, action and/or proceeding under the Revised Bankruptcy Act of 1978, et seq., as amended and any successor act thereto (the "Bankruptcy Code"), or any other similar federal and/or state law now or hereafter in effect (collectively hereinafter referred to as the "Landlord's Bankruptcy"), the Grantor shall not elect to treat such Lease as terminated, cancelled and/or surrendered pursuant to applicable provisions of the Bankruptcy Code including, but not limited to, Section 365(h)(1), without the Beneficiary's prior written consent. In the event of the Landlord's Bankruptcy, the Grantor expressly covenants and agrees, intending that the Beneficiary rely thereon, that it shall reaffirm and ratify the legality, validity, binding effect and enforceability of the Leases to the Beneficiary and the Grantor also covenants and agrees that it shall remain in possession of the Premises and the leasehold estate created by the such Lease, notwithstanding any rejection thereof by the lessor under the such Lease and/or any trustee, custodian, receiver or other similar official.

                  (viii) The lien of this Leasehold Deed of Trust attaches to all of the Grantor's rights and remedies now and hereafter arising under or pursuant to the Bankruptcy Code, including, but not limited to, the Grantor's right to elect to remain in possession of the Premises and the leasehold estate created by each of the Leases in the event of the Landlord's Bankruptcy pursuant to Section 365(h)(1). Any such election to terminate, cancel and/or surrender any Lease in the event of the Landlord's Bankruptcy without the Beneficiary's prior written consent shall be null and void.

                  (ix) The Grantor hereby unconditionally assigns, transfers, and sets over to the Beneficiary (a) all of the Grantor's claims and rights to damages, and any other remedies in connection therewith arising from any rejection of any Lease by the lessor thereunder pursuant to the Bankruptcy Code in the event of the Landlord's Bankruptcy, and/or by any trustee, custodian, receiver or other similar official. The Beneficiary shall have the right, but not the obligation, to proceed in its own name and/or in the name of the Grantor in respect of any claim, suit, action and/or proceeding relating to such rejection of such Lease, including, but not limited to, the right to file and prosecute, to the exclusion of the Grantor, any and all proofs of claims, complaints, notices and other documents is any case in respect of the lessor of such Lease under and pursuant to the Bankruptcy Code, and (b) the Grantor's right of election to remain in possession of the Premises in the event of the Landlord's Bankruptcy under and pursuant to Section 365(h)(1) of the Bankruptcy Code. This assignment constitutes a present, absolute, irrevocable and unconditional assignment of the foregoing claims, elections, rights and remedies, and shall continue in full force and effect until the Loan Agreement and the Indebtedness have been paid in full and this Leasehold Deed of Trust has been satisfied and discharged. Any amounts received by the Beneficiary as damages arising out of the rejection of any Lease by the Landlord shall be applied in the manner set forth in SECTION 3.2 of this Leasehold Deed of Trust.

                  (x) If, pursuant to any applicable section of the Bankruptcy Code, the Grantor seeks to offset, counterclaim, deduct, and/or assert a defense against the rent, additional rent or other sums due under any Lease, the amount of any damages caused by the non-observance and/or non-performance of the lessor under such Lease, the Grantor shall, prior to such offset, counterclaim, defense and/or deduction notify the Beneficiary of its intent to do so, setting forth with specificity the amounts proposed to be offset, counterclaimed, deducted, and/or defended against and for what purposes. The Beneficiary shall thereupon have the right, but not the obligation, to object to all or any part of such offset, counterclaim and/or deduction and, in the event of such objection, the Grantor shall not effect any such offset counterclaim and/or deduction. Neither the Beneficiary's failure to object to any such offset, counterclaim and/or deduction nor any objection or other communication between the Beneficiary and the Grantor shall constitute an approval of any such offset, counterclaim, deduction and/or defense by the Beneficiary. The Grantor expressly agrees to pay, protect, indemnify and save harmless the Beneficiary from and against any and all claims, demands, actions, suits, proceedings, damages, losses, liabilities, judgments, costs and expenses of every kind and nature (including reasonable attorneys' fees) arising from or relating to any offset, counterclaim, deduction and/or assertion of a defense by the Grantor as herein described.

                  (xi) If any action, proceeding, motion and/or notice shall be commenced or filed with respect to the Grantor or the Real Property, or any part thereof; in connection with the Bankruptcy Code, the Beneficiary shall have the right, but not the obligation, to the exclusion of the Grantor, exercisable upon five (5) days prior written notice, to conduct and control any litigation with counsel of the Beneficiary's choice. The Beneficiary may proceed in its own name or in the name of the Grantor in connection with any such litigation, and the Grantor expressly agrees to execute and deliver all and every power, consent, authorization and other documents required by the Beneficiary in connection therewith. The Grantor shall pay to the Beneficiary on demand any and all costs and expenses (including reasonable attorneys' fees) paid or incurred and payable by the Beneficiary in connection with such litigation shall be secured by the lien of this Leasehold Deed of Trust. The Grantor also agrees not to commence any action, suit, proceeding and/or case or file any application or make any motion in respect of any Lease in the event of the Landlord's Bankruptcy without the prior written consent of the Beneficiary.

                  (xii) The Grantor hereby irrevocably appoints the Beneficiary, its agent and attorney-in-fact (which appointment is coupled with an interest) to observe and perform on behalf of the Grantor the covenants and agreements contained in this section, and any advances made by the Beneficiary in connection with such performance or observance shall be repaid by the Grantor within ten (10) days of demand with interest at the Post-Default Rate and the amount so advanced, and interest thereon, shall be a lien upon the Premises and shall be secured by this Leasehold Deed of Trust. Such performance or observance by the Beneficiary shall not prevent the Grantor's failure to perform or observe from constituting an Event of Default.

                  (xiii) The Grantor shall give the Beneficiary notice of its intention to exercise each and every option to extend the term of any Lease at least twenty (20) but not more than sixty (60) days prior to the expiration of the time to exercise such option under the terms of such Lease. If the Grantor intends to extend the term of such Lease, it shall deliver to the Beneficiary, together with the notice of such decision, a copy of the notice of extension delivered to the Landlord If, following the occurrence and during the continuance of an Event of Default, the Grantor does not intend to extend the term of such Lease, the Beneficiary may, at its option, in the connection with a foreclosure or other enforcement of this Leasehold Deed of Trust, exercise the option to extend in the name and on behalf of the Grantor. In any event, following the occurrence and during the continuance of an Event of Default, the Grantor hereby appoints the Beneficiary as its attorney-in-fact to execute and deliver, for and in the name of the Grantor, all instruments and agreements necessary under each Lease or otherwise to cause any extension of the term of each such Leases. This power, being coupled with an interest, shall be irrevocable as long as the indebtedness secured hereby remains unpaid.

                                   ARTICLE III

                              DEFAULT AND REMEDIES

            Section 3.1 EVENTS OF DEFAULT. The following shall constitute "Events of Default" under this Leasehold Deed of Trust: (a) the occurrence of any Event of Default under the Loan Agreement or any of the Financing Agreements (as defined in Section 5.10 hereof), or (b) failure by the Grantor in the payment of any amounts required to be paid hereunder; or (c) failure by the Grantor in the due observance or performance of any of the terms, covenants or conditions contained herein, subject to any applicable grace periods contained in the Loan Agreement; or (d) should any representation or warranty made by Grantor herein or by any guarantor prove to be untrue in any material respect at the time when made; or (e)except as may be expressly permitted under the terms and conditions of the Loan Agreement, the further assignment or encumbrance by the Grantor of the leases or rents of the Premises or any part thereof without in each instance the prior written consent of the Beneficiary; or (f) except as may be expressly permitted under the terms and conditions of the Loan Agreement, if the Grantor leases all or part of the Premises without in each instance the prior written consent of the Beneficiary; or (g) subject to the provisions of paragraph (i) of Section 2.9 hereof permitting the Grantor to contest the same, the failure by the Grantor to pay (or cause to be paid), before any fine, penalty, interest or cost may be added thereto all franchise taxes and charges, and other governmental charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind and nature whatsoever, including, but not limited to, assessments for public improvements or benefits which are assessed, levied, confirmed, imposed or become a lien upon the Premises or any part thereof or become payable during the term of the Loan Agreement or this Leasehold Deed of Trust or if the Grantor enters into any agreement, either written or oral, which has the effect of deferring the payment of any taxes or other charges which are or can be assessed, levied, confirmed, imposed or become a lien on the Premises or any part thereof or become payable during the term of the Loan Agreement or this Leasehold Deed of Trust; or (h) except as may be expressly permitted under the terms and conditions of the Loan Agreement, the further mortgage, pledge or encumbrance by the Grantor of the Premises or any part thereof or any interest therein without in each instance the prior written consent of the Beneficiary; or if any mortgage, pledge or encumbrance affecting the Premises or any part thereof or interest therein (whether prior or subordinate to the lien of this Leasehold Deed of Trust) shall be amended, modified, refinanced, increased in amount, replaced or substituted for, PROVIDED, HOWEVER, that nothing herein contained shall be deemed to permit the Grantor to create, grant or suffer to exist any such mortgage, pledge, or encumbrance; or (i) if a default occurs under any leasehold deed of trust which is prior or subordinate to the lien of this Leasehold Deed of Trust (beyond the applicable notice and grace period, if any) or the beneficiary under any such prior or subordinate leasehold deed of trust commences a foreclosure or other enforcement action in connection with said Leasehold Deed of Trust; or (j) except as may be expressly permitted under the terms and conditions of the Loan Agreement if the Premises, or any part thereof or interest therein, is sold, transferred, assigned, conveyed, granted or alienated without in each instance the prior written consent of the Beneficiary.

            Section 3.2 REMEDIES.

                  (i) Upon the occurrence of any Event of Default, the Trustee or the Beneficiary may, in addition to any rights or remedies available to it hereunder, take inch action as it deems advisable to protect and enforce its rights against the Grantor and in and to the Premises, including, but not limited to, the following actions, each of which may be pursued concurrently or otherwise, at such time and in such order as the Beneficiary may determine, in its sole discretion, without impairing or otherwise affecting the other rights and remedies of the Beneficiary: (1) declare the entire unpaid Indebtedness to be immediately due and payable; or (2) enter into or upon the Premises, either personally or by its agents, nominees or attorneys and dispossess the Grantor and its agents and servants therefrom, and thereupon the Beneficiary or Trustee may (a) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with all sad every part of the Premises and conduct the business thereat; (b) complete any construction on the Premises in such manner and form as the Beneficiary deems advisable; (c) make alterations, additions, renewals, replacements and improvements to or on the Improvements and the balance of the Premises; (d) exercise all rights and powers of the Grantor with respect to the Premises, whether in the name of the Grantor or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases, obtain and evict tenants, and sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Premises and every part thereof; and (c) apply the receipts from the Premises to the payment of the Indebtedness, after deducting therefrom all expenses (including reasonable attorneys' fees and disbursements) incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Premises, as well as just and reasonable compensation for the services of the Beneficiary or Trustee, its counsel, agents and employees; or (3) institute proceedings for the complete foreclosure of this Leasehold Deed of Trust in which case the Premises may be sold for cash or credit in one or more parcels; or (4) with or without entry and, to the extent permitted, and pursuant to the procedures provided by applicable law, institute proceedings for the partial foreclosure of this Leasehold Deed of Trust for the portion of the Indebtedness then due and payable, subject to the lien of this Leasehold Deed of Trust continuing unimpaired and without loss of priority so as to secure the balance of the Indebtedness not then due; or (5) institute an action, suit or proceeding in equity for the specific performance of any covenants, condition or agreement contained herein or in the Loan Agreement; or
(6) recover judgment on the Loan Agreement or any guaranty either before, during or after or in lieu of any proceedings for the enforcement of this Leasehold Deed of Trust; or (7) apply for the appointment of a trustee, receiver, liquidator or conservator of the Premises, without regard for the adequacy of the security for the Indebtedness and without regard for the solvency of the Grantor, any guarantor or of any person, firm or other entity liable for the payment of the Indebtedness to which appointment the Grantor does hereby consent; or (8) sell the Premises, or any part thereof to the extent permitted and pursuant to the procedures provided by the laws of the State in which the Premises are located, and all estate, right, title and interest, claim and demand therein, and right of redemption thereof; at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required by applicable law; or (9) pursue such other remedies as the Beneficiary may have under applicable law. In the event of any sale of the Premises under the terms of this Leasehold Deed of Trust, the Grantor shall pay (in addition to taxable costs) a reasonable fee to the Trustee which shall be in lieu of all other fees and commissions permitted by statute or custom to be paid, reasonable attorneys' fees and all expenses incurred in obtaining or continuing abstracts of title for the purpose of any such sale; or

                  (ii) The purchase money proceeds or avails of any sale made under or by virtue of this ARTICLE III, together with any other sums which then may be held by the Beneficiary or Trustee under this Leasehold Deed of Trust, whether under the provisions of this ARTICLE III or otherwise, shall be applied as follows:

                        First To the  payment of the costs and  expenses  of any
                  such sale, or the costs and expenses of entering upon, taking possession of; removal from, holding, operating and managing the Premises or any part thereof, as the case may be, including reasonable compensation to the Trustee and the Beneficiary, its agents and counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances made or incurred by the Trustee or the Beneficiary under this Leasehold Deed of Trust, together with interest as provided herein on all advances made by the Beneficiary and all taxes or assessments, except any taxes, assessments or other charges subject to which the Premises shall have been sold.

                        Second:  To the  payment of the whole  amount  then due,
                  owing or unpaid upon the Loan Agreement for principal and interest with interest on the unpaid principal at the rate herein specified from and after the happening of any Event of Default from the due date of any such payment of principal until the same is paid.

                        Third:  To the payment of any other sums  required to be
                  paid by the Grantor pursuant to any provision of this Leasehold Deed of Trust or of the Loan Agreement.

                        Fourth:  To the  payment  of the  surplus,  if  any,  to
                  whomsoever may be lawfully entitled to receive the same. Except as may be otherwise provided by applicable law, no purchaser of all or any part of the Premises shall be required to see the proper application of the purchase money, proceeds or avails of such sale.

            The Beneficiary, the Trustee and any receiver of the Premises or any part thereof shall be liable to account for only those rents, issues and profits actually received by it.

                  (iii) The Trustee or the Beneficiary may adjourn from time to time any sale by it to be made under or by virtue of this Leasehold Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales; and except as otherwise provided by any applicable provision of law, the Trustee or the Beneficiary, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

                  (iv) Upon the completion of any sale or sales made by the Trustee or the Beneficiary under or by virtue of this ARTICLE III, the Trustee, or an officer of any court empowered to do so, shall execute and deliver to the accepted purchaser or purchasers a good and sufficient instrument, or good and sufficient instruments, conveying, assigning and transferring all estate, right, title and interest in and to the property and rights sold. The Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact of the Grantor (coupled with an interest), in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Premises and rights so sold, and for that purpose the Trustee may execute all necessary instruments of conveyance, assignment and transfer, and may substitute one or more persons with like power, the Grantor hereby ratifying and confirming all that its said attorney or such substitute or substitutes shall lawfully do by virtue hereof. Nevertheless, the Grantor, if so requested by the Trustee or the Beneficiary, shall ratify and confirm any such sale or sales by executing and delivering to the Trustee or to such purchaser or purchasers all such instruments as may be advisable, in the judgment of the Trustee or the Beneficiary, for that purpose, and as may be designated in such request. Any such sale or sales made under or by virtue of this ARTICLE III, whether made under the power of sale herein granted or under or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity, of the Grantor in and to the properties and rights so sold, and shall be a perpetual bar both at law and in equity against the Grantor and against any and all persons claiming or who may claim the same, or any part thereof from, through or under the Grantor.

                  (v) In the event of any sale  made  under or by virtue of this
ARTICLE III (whether made by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the entire Indebtedness, if not previously due and payable, immediately thereupon shall, anything in the Loan Agreement or in this Leasehold Deed of Trust to the contrary notwithstanding, become due and payable.

                  (vi) Upon any sale made under or by virtue of this ARTICLE III (whether made under the power of sale herein granted or by virtue of judicial proceedings or of a judgment or decree of foreclosure and sale), the Beneficiary may bid for and acquire the Premises or any part thereof or interest therein and in lieu of paying ash therefor may make settlement for the purchase price by crediting upon the Indebtedness of the Grantor secured by this Leasehold Deed of Trust the net sales price after deducting therefrom the expenses of the sale and the costs of the action and any other sums which the Beneficiary or Trustee is authorized to deduct under this Leasehold Deed of Trust.

                  (vii) The Beneficiary shall be entitled to recover judgment as aforesaid either before or after or during the pendency of any proceedings for the enforcement of the provisions of this Leasehold Deed of Trust; and the right of the Beneficiary to recover such judgment shall not be affected by any entry or sale hereunder, or by the exercise of any right, power or remedy for the enforcement of the provisions of this Leasehold Deed of Trust, or the foreclosure of the lien hereof; and in the event of a sale of the Premises, or any part thereof, and of the application of the proceeds of sale, as in this Leasehold Deed of Trust provided, to the payment of the debt hereby secured, the Beneficiary shall be entitled to enforce payment of, and to receive all amounts then remaining due and unpaid upon, the Loan Agreement, and to enforce payment of all other charges, payments and costs due under this Leasehold Deed of Trust, and shall be entitled to recover judgment for any portion of the debt remaining unpaid, with interest at the Post-Default Rate. In case of the commencement of any case against the Grantor under any applicable bankruptcy, insolvency, or other similar law now or hereafter in effect or any proceedings for its reorganization or involving the liquidation of its assets, then the Beneficiary shall be entitled to prove the whole amount of principal and interest due upon the Loan Agreement to the full amount thereof; and all other payments, charges and costs due under this Leasehold Deed of Trust, without deducting therefrom any proceeds obtained from the sale of the whole or any part of the Premises, PROVIDED, HOWEVER, that in no case shall, the Beneficiary receive a greater amount than such principal and interest and such other payments, charges and costs from the aggregate amount of the proceeds of the sale of the Premises and the distribution from the estate of the Grantor.

                  (viii) No recovery of any judgment by the Beneficiary and no levy of an execution under any judgment upon the Premises or upon any other property of the Grantor shall affect in any manner or to any extent, the lien of this Leasehold Deed of That upon the Premises or any pert thereof, or any liens, rights, powers or remedies of the Beneficiary hereunder, but such liens, rights, powers and remedies of the Beneficiary shall continue unimpaired as before.

                  (ix) It is understood and agreed that neither the assignment of income, rents, royalties, revenue, issues, profits and proceeds to Beneficiary nor the exercise by Beneficiary of any of its rights or remedies under this Leasehold Deed of Trust shall be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Premises or the use, occupancy, enjoyment or operation of all or any portion thereof~ unless and until Beneficiary, in person or by agent, assumes actual possession thereof, nor shall appointment of a receiver for the Premises by any court at the request of Beneficiary or by agreement with Grantor or the entering into possession of the Premises or any part thereof by such receiver be deemed to make Beneficiary a "mortgagee-in-possession" or otherwise responsible or liable in any manner with respect to the Premises or the use, occupancy, enjoyment or operation of all or any portion thereof.

            Section 3.3 PAYMENT OF INDEBTEDNESS AFTER DEFAULT. Upon the occurrence of any Event of Default and the acceleration of the maturity hereof, if at any time prior to foreclosure sale, the Grantor or any other person tenders payment of the amount necessary to satisfy the Indebtedness, the same shall constitute an evasion of the payment terms hereof and/or of the Loan Agreement and shall be deemed to be a voluntary prepayment hereunder, in which case such payment must include the premium and/or fee required under the prepayment provision, if any, contained herein, or in the Loan Agreement. This provision shall be of no force or effect if at the time that such tender of payment is made, the Grantor has the right under this leasehold Deed of Trust or the Loan Agreement to prepay the Indebtedness without penalty or premium.

            Section 3.4 POSSESSION OF THE PREMISES. Upon the occurrence of any Event of Default hereunder, it is agreed that the Grantor, if it is the occupant of the Premises or any part thereof, shall immediately surrender possession of the Premises so occupied to the Beneficiary, and if the Grantor is permitted to remain in possession, the possession shall be as a taunt of the Beneficiary and, on demand, Grantor shall pay to the Beneficiary monthly, in advance, a reasonable rental for the apace so occupied and in default thereof Grantor may be dispossessed by the usual summary proceedings. The covenants herein contained may be enforced by a receiver of the Premises or any part thereof. Nothing in this SECTION 3.4 shall be deemed to be a waiver of the provisions of this Leasehold Deed of Trust prohibiting the sale or other disposition of the Premises without the Beneficiary's prior written consent.

            Section 3.5 INTEREST AFTER DEFAULT. If any payment due hereunder or under the Loan Agreement is not paid when due subject to any grace or notice periods, whether on any stated due date, any accelerated due date or any other date or at any other time specified under any of the terms hereof or thereof then, and in such event, the Grantor shall pay interest on the entire outstanding and unpaid principal balance of Indebtedness from and after the date on which such payment first becomes due at the Post-Default Rate and such interest shall be due and payable, on demand, at such rate until such Event of Default shall have been cured or, if such Event of Default shall not have been cured, until the entire amount due is paid to the Beneficiary and the other Lenders, whether or not any action shall have been taken or proceeding commenced to recover the same or to foreclose this Leasehold Deed of Trust. All unpaid and accrued interest shall be secured by this Leasehold Deed of Trust as a part of the Indebtedness. Nothing in this SECTION 3.5 or in any other provision of this Leasehold Deed of Trust shall constitute an extension of the time of payment of the Indebtedness.

            Section 3.6 GRANTOR'S ACTIONS AFTER DEFAULT. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by the Trustee or the Beneficiary to obtain judgment for the Indebtedness, or of any other nature in aid of the enforcement of the Loan Agreement or of this Leasehold Deed of Trust, the Grantor will (i) waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding, (ii) waive the right to trial by jury and (iii) if required by the Beneficiary, consent to the appointment of a receiver or receivers of the Premises and of all the earnings, revenues, rents, issues, profits and income thereof.

            Section 3.7 CONTROL BY BENEFICIARY AFTER DEFAULT. Notwithstanding the appointment of any receiver, liquidator or trustee of the Grantor, or of any of its property, or of the Premises or any part thereof, the Beneficiary shall be entitled to retain possession and control of all property now and hereafter covered by this Leasehold Deed of Trust.

                                   ARTICLE IV
                             CONCERNING THE TRUSTEE

            Section 4.8 ACCEPTANCE BY TRUSTEE. The Trustee, by its acceptance hereof, covenants faithfully to perform and fulfill the trusts herein created, being liable, however, only for willful negligence or misconduct, and hereby waives any statutory fee and agrees to accept reasonable compensation, in lieu thereof; for any services rendered by him in accordance with the terms hereof

            Section 4.9 RESIGNATION OF TRUSTEE. The Trustee may resign at any time upon giving thirty (30) days notice in writing to the Grantor and to the Beneficiary.

            Section 4.10 REMOVAL OF TRUSTEE.

                  (i) Beneficiary shall have the irrevocable power to remove Trustee, and to appoint one or more additional or substitute trustees, without notice and without specifying any reason therefor. Such power of appointment of successor trustees may be exercised as often as and whenever Beneficiary deems it advisable, and the exercise of such power of appointment, no matter how often, shall not be an exhaustion thereof Grantor, for itself; its successors and assigns, and Trustee herein named or that may be substituted hereunder, expressly waives notice of the exercise of such power and any necessity of making oath or giving bond of any Trustee hereunder. Upon the recordation of such instrument or instruments of appointment, each trustee or trustees so appointed shall thereupon without any further act or deed or conveyance become fully vested with identically the same title and estate in and to the Premises, and with all the rights, powers, trusts, and duties of their, his or its predecessor in the trust hereunder, with like effect as if originally named Trustee hereunder. No such substitute Trustee shall be required to give a bond for the faithful performance of their, his or its duties unless required to do so by the Beneficiary.

                  (ii) The term "Trustee" shall be construed to mean all persons or entities from time to time acting as Trustee hereunder, whether the person or entity named initially as Trustee, or one or more successors in the trust. All title, estate, rights, powers, trusts and duties hereunder given, or appertaining to or devolving upon Trustee shall be in each trustee hereunder so that any action hereunder or purporting to be hereunder of the original, or any successor, trustee shall for all purposes be considered to be, and as effective as, the action of Trustee.

                                    ARTICLE V

                                  MISCELLANEOUS

            Section 5.1 CREDITS WAIVED. The Grantor will not claim not demand nor be entitled to any credit or credits against the Indebtedness for so much of the taxes assessed against the Premises or any part thereof, as is equal to the tax rate applied to the amount due on this Leasehold Deed of Trust or any part thereof; and no deductions shall otherwise be made or claimed from the taxable value of the Premises or any part thereof by reason of this Leasehold Deed of Trust or the Indebtedness secured hereby.

            Section 5.2 NO RELEASES. The Grantor agrees, that in the event the Premises (or any part thereof or interest therein) are sold and the Beneficiary enters into any agreement with the then owner of the Premises extending the time of payment of the Indebtedness, or otherwise modifying the terms hereof, the Grantor shall continue to be liable to pay the Indebtedness according to the tenor of any such agreement unless expressly released and discharged in writing by the Beneficiary.

            Section 5.3 NOTICES. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when sent to any party hereto at its address above stated in accordance with the terms and conditions of the Loan Agreement.

            Section 5.4 BINDING OBLIGATIONS. The provisions and covenants of this Leasehold Deed of Trust shall run with the land, shall be binding upon the Grantor and shall inure to the benefit of the Beneficiary, subsequent holders of this Leasehold Deed of Trust, and the respective successors and assigns of the foregoing. For the purpose of this Leasehold Deed of Trust, the tam "Grantor" shall include and refer to the Grantor named herein, any subsequent owners of the Premises (or any part thereof or interest therein), and its respective successors and assigns; the term "Loan Agreement" shall include and refer to the Loan Agreement and any other evidence of the indebtedness secured by this Leasehold Deed of Trust; and the term "Beneficiary" shall include and refer to the Beneficiary named herein and its respective successors and assigns.

            Section 5.5 LEGAL CONSTRUCTION. This Leasehold Deed of Trust shall be governed by and construed and enforced in accordance with the local laws of the State of New York; provided that the local laws of the State of California shall apply with respect to the procedural aspects of foreclosure of the real property encumbered hereby but in no event shall California Code of Civil Procedure Sections 726 and/or 580(a) and/or 580(b) and/or 580(d) apply to any such foreclosure or the right of the Beneficiary to obtain a deficiency judgment following such foreclosure.

            Nothing in this Leasehold Deed of Trust, the Loan Agreement or in any other agrees rent between the Grantor and the Beneficiary shall require the Grantor to pay, or the Beneficiary to accept, interest in an amount which would subject the Beneficiary to any penalty or forfeiture under applicable law. In the event that the payment of any charges, fees or other sums due hereunder or under the Loan Agreement or any such other agreement which are or could be held to be in the nature of interest and which would subject the Beneficiary to any penalty or forfeiture under applicable law, then ipso facto the obligations of the Grantor to make such payment shall be reduced to the highest rate authorized under applicable law. Should the Beneficiary receive any payment which is or would be in excess of the highest rate authorized under law, such payment shall have been, and shall be deemed to have bean, made in error and shall automatically be held by the Beneficiary as additional cash collateral for the Indebtedness.

            Section 5.6 CAPTIONS. The captions of the Sections of this Leasehold Deed of Trust are for the purpose of convenience only and are not intended to be a part of this Leasehold Deed of Trust and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

            Section 5.7 FURTHER ASSURANCES. The Grantor shall do, execute, acknowledge and deliver, at the sole cost and expense of the Grantor, all and ever such further acts, deeds, conveyances, mortgages, assignments, estoppel certificates, notices of assignment, transfers and assurances as the Beneficiary or the Trustee may require from time to time in order to better assure, convey, grant, assign, transfer and confirm unto the Beneficiary, the rights now or hereafter intended to be granted to the Trustee under this Leasehold Deed of Trust, any other instrument executed in connection with this Leasehold Deed of Trust or any other instrument under which the Grantor may be or may hereafter become bound to convey, mortgage or assign to the Trustee for carrying out the intention of facilitating the performance of the terms of this Leasehold Deed of Trust. The Grantor hereby appoints the Beneficiary and the Trustee its attorney-in-fact to execute, acknowledge and deliver for and in the name of the Grantor any and all of the instruments mentioned in this SECTION 5.7 and this power, being coupled with an interest, shall be, irrevocable as long as any part of the Indebtedness remains unpaid.

            Section 5.8 SEVERABILITY. Any provision of this Leasehold Deed of Trust which is prohibited or unenforceable in any jurisdiction or prohibited or unenforceable as to any person or entity or circumstance shall, as to such jurisdiction, person or entity or circumstance be ineffective to the extent of such prohibition or unenforceability without invalidating the, remaining provisions hereof or affecting the validity or enforceability of such provisions in any other jurisdiction or as to any other person or entity or circumstance.

            Section 5.9 ABSOLUTE AND UNCONDITIONAl OBLIGATION. The Grantor acknowledges that the Grantor's obligation to pay the Indebtedness in accordance with the provisions of the Loan Agreement and this Leasehold Deed of Trust is and shall at all times continue to be absolute and unconditional in all respects, and shall at all times be valid and enforceable irrespective of any other agreements or circumstances of any nature whatsoever which might otherwise constitute a defense to the Loan Agreement or this Leasehold Deed of Trust or the obligation of the Grantor thereunder to pay the Indebtedness or the obligations of any other person relating to the Loan Agreement or this Leasehold Deed of Trust or the obligations of the Grantor under the Loan Agreement or this Leasehold Deed of Trust or otherwise with respect to the loan secured hereby. The Grantor absolutely, unconditionally and irrevocably waives any and all right to assert any defense, setoff, counterclaim or crossclaim of any nature whatsoever with respect to the obligation of the Grantor to pay the Indebtedness in accordance with the provisions of the Loan Agreement and this Leasehold Deed of Trust or the obligations of any other person relating to the Loan Agreement or this Leasehold Deed of Trust or obligations of the Grantor under the Loan Agreement or this Leasehold Deed of Trust or otherwise with respect to the loan secured hereby, or in any action or proceeding brought by the Grantor to collect the Indebtedness, or any portion thereof, or to enforce, foreclose and realize upon the lien and Security interest created by this Leasehold Deed of Trust or any other document or instrument securing repayment of the Indebtedness, in whole or in part.

            Section 5.10 GENERAL CONDITIONS.

                  (i) All covenants hereof shall be construed as affording to the Beneficiary rights additional to and not exclusive of the rights :conferred under the provisions of any other applicable law.

                  (ii) This Leasehold Deed of Trust cannot be altered, amended, modified or discharged orally and no executory agreement shall be effective to modify or discharge it in whole or in part, unless it is in writing and signed by the party against whom enforcement of the modification, alteration, amendment or discharge is sought. The Mortgagor acknowledges that the Loan Agreement and this Mortgage and the other documents and instruments executed and delivered in connection therewith or otherwise in connection with the loan secured hereby set forth the entire agreement and understanding of the Mortgagor and the Mortgagee with respect to the loan secured hereby and that no oral or other agreements, understanding, representation or warranties exist with respect to the loan secured hereby other than those set forth in the Loan Agreement, this Mortgage and such other executed and delivered documents and instruments.

                  (iii) No remedy herein conferred upon or reserved to the Beneficiary is intended to be exclusive of any other. remedy or remedies, and each and every such remedy shall be cumulative, and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Beneficiary in exercising any right or power accruing upon any Event of Default shall impair any such right or power, or shall be construed to be a waiver of any such Event of Default, or any acquiescence therein. Acceptance of any payment (other than a monetary payment in cure of a monetary default) after the occurrence of an Event of Default shall not be deemed a waiver of or a cure of such Event of Default and every power and remedy given by this Leasehold Deed of Trust to the Beneficiary may be exercised from time to time as often as may be deemed expedient by the Beneficiary. Nothing in this Leasehold Deed of Trust or in the Loan Agreement shall limit or diminish the obligation of the Grantor to pay the Indebtedness in the manner and at the time and place therein respectively expressed.

                  (iv) No waiver by the Beneficiary will be effective unless it is in writing and then only to the extent specifically stated. Without limiting the generality of the foregoing, any payment made by the Beneficiary for insurance premiums, taxes, assessments, water rates, sewer rentals, levies, fees or any other charges affecting the Premises, shall not constitute a waiver of the Grantor's default in making such payments and shall not obligate the Beneficiary to make any further payments.

                  (v) The Beneficiary shall have the right to appear in and defend any action or proceeding, in the name and on behalf of the grantor which the Beneficiary, in its reasonable discretion, feels may adversely affect the Premises or this Leasehold Deed of Trust. The Beneficiary shall also have the right to institute any action or proceeding which the Beneficiary, in its discretion, feels should be brought to protect its interest in the Premises or its rights hereunder. All costs and expenses incurred by the Beneficiary in connection with such actions or proceedings, including, without limitation, reasonable attorneys' fees and expenses and appellate attorneys' fees and expenses, shall be paid by the Grantor on demand and shall be secured by this Leasehold Deed of Trust.

                  (vi) In the event of the passage after the date of this Leasehold Deed of Trust of any law of any governmental authority having jurisdiction hereof or the Premises, deducting from the value of land for the purpose of taxation, affecting any lien thereon or changing in any way the laws for the taxation of mortgages or debts secured by mortgages for federal, state or local purposes, or the manner of the collection of any such taxes, so as to affect this Leasehold Deed of Trust, the Grantor shall promptly pay to the Beneficiary, on demand, all taxes, costs and charges for which the Beneficiary is or may be liable as a result thereof; provided that if said payment shall be prohibited by law, render the Loan Agreement usurious or subject the Mortgagee to any penalty or forfeiture, then and in such event the Indebtedness shall, at the option of the Mortgagee, be immediately due and payable.

                  (vii) The Grantor hereby appoints the Beneficiary as its attorney-in-fact in connection with the personal property and fixtures covered by this Leasehold Deed of Trust, where permitted by law, to file on its behalf any financing statements or other statements in connection therewith with the appropriate public office. This power, being coupled with an interest, shall be irrevocable so long as any part of the Indebtedness remains unpaid.

                  (viii) If the Beneficiary purchases the Premises pursuant to a trustee's sale or a foreclosure under this Leasehold Deed of Trust, or accepts a deed to the Premises in lieu of a trustee's sale or a foreclosure, the Grantor hereby authorizes the Beneficiary to withhold the amount of tax, if any, required to be withheld under Section 1445 of the Internal Revenue Code of 1986, as amended (or any successor provision thereto), out of any sums payable to the Grantor from such foreclosure sale or assignment in lieu thereof, as the case may be, after payment of all parties other than the Grantor who are entitled to be paid out of any foreclosure or assignment proceeds, as if the Grantor were a foreign person, unless the Grantor certifies its nonforeign status at the time of such foreclosure sale or assignment, as the case may be, by executing and delivering to the Beneficiary a certificate satisfactory to the teary.

                  (ix) The information set forth on the cover hereof is hereby incorporated

                  (x) The Grantor acknowledges that it has received a true copy of this Leasehold Deed of Trust provided without charge.

                  (xi) For purposes of this Leasehold Deed of Trust, whenever the circumstances or the context of this Leasehold Deed of Trust so requires, the singular shall be construed as the plural, the masculine shall be construed as the feminine and/or the neuter and vice versa.

                  (xii) The Beneficiary is hereby irrevocably authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) other than tenant security accounts at any time held or other indebtedness any time owing by the Beneficiary to or for the credit or the account of the Grantor against any and all of the obligations of the Grantor now or her after existing under this Leasehold Deed of Trust and/or Loan Agreement. The Beneficiary agrees promptly to notify the Grantor after any such set-off and application, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the

Beneficiary under this paragraph are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Beneficiary may have.

                  (xiii) If at any time the Mortgagor believes that the Mortgagee has not acted reasonably in granting or withholding any approval or consent under the Loan Agreement, this Mortgage or any other document or instrument now or hereafter executed and delivered in connection therewith or otherwise with respect to the loan secured hereby, as to which approval or consent either the Mortgagee has expressly agreed to act reasonably, or absent such agreement, a court of law having jurisdiction over the subject matter would require the Mortgagee to act reasonably, then the Mortgagor's sole remedy shall be to seek injunctive relief or specific performance and no action for monetary damages or punitive damages shall in any event or under any circumstances be maintained by the Mortgagor against the Mortgagee.

            Section 5.11 MULTIPLE REAL ESTATE TRANSACTION. Grantor acknowledges that this Leasehold Deed of Trust is one of a number of other deeds of trust, mortgages and assignments of leases and rents and other security documents (hereinafter collectively the "Financing Agreements") which secure the Indebtedness in whole or in part Grantor specs that the liar of this Leasehold Deed of Trust shall be absolute and unconditional and shall not in any manner be affected or impaired by any acts or omissions whatsoever of Beneficiary and, without limiting the generality of the foregoing the lien hereof shall not be impaired by any acceptance by Beneficiary of any security for or guarantors upon any of the Indebtedness or by any failure, neglect or omission on the part of Beneficiary to realize upon or protect any of the Indebtedness or any collateral security therefor including the Financing Agreements. The lien hereof shall not in any manner be impaired or affected by any release (except as to the property released), sale, pledge, surrender, compromise, settlement, renewal, extension, indulgence, alteration, changing, modification or any disposition of any of the Indebtedness or of any of the collateral security therefor, including the Financing Agreements or of any guarantee thereof. Trustee or Beneficiary may, at its discretion, foreclose, exercise any power of sale or exercise any other remedy available to it under any or all of the Financing Agreements without first exercising or enforcing any of its rights and remedies hereunder, or may foreclose, or exercise any power of sale, or exercise any other right available under this Leasehold Deed of Trust without first exercising or enforcing any of its rights and remedies under any or all of the Financing Agreements. Such exercise of Beneficiary's rights and remedies under any or all of the Financing Agreements shall not in any manner impair the Indebtedness or lien of the Leasehold Deed of Trust, and any exercise of the rights or remedies of Beneficiary hereunder shall not impair the lien of any of the Financing Agreements or any of Beneficiary's rights and remedies thereunder. Grantor specifically consents and agrees that Beneficiary may exercise its rights and remedies hereunder and under the Financing Agreements separately or concurrently and in any order that Beneficiary may deem appropriate.

            Section 5.12 LOAN AGREEMENT PARAMOUNT. If and to the extent that any provisions of this Leasehold Deed of Trust conflict or are otherwise inconsistent with any provisions of the Loan Agreement, the provisions of the Loan Agreement shall prevail.

                                   ARTICLE VI

CERTAIN MATTERS RELATING TO THE LEASEHOLD ESTATE LOCATED IN THE STATE OF CALIFORNIA. With respect to the Trust Property which is located in the State of
California:

            Section 6.13 Grantor shall pay and perform the Obligations at the times and places and in the manner specified in the Loan Agreement. This Deed of Trust shall secure unpaid balances of all loans and other such extensions of credit made after this Deed of Trust is recorded, whether made pursuant to an obligation of Beneficiary to make such loans or extensions or otherwise. Such loans and other extensions of credit may or may not be evidenced by notes executed pursuant to the Loan Agreement or the other Financing Agreements. All future advances will have the same priority as the original advance. Any agreement hereafter made by Grantor and Trustee or Beneficiary pursuant to this Deed of Trust shall be superior to the rights of the holder of any intervening lien or encumbrance to the extent allowed by law.

            Section 6.14 In the event of damage to or destruction of the Trust Property from any cause actually covered under insurance maintained by Grantor hereunder, then Beneficiary shall make available to Grantor the net insurance proceeds available as a result of such damage or destruction (after deducting costs and expenses incurred by Beneficiary in connection with the settlement or recovery of any proceeds) for use by Grantor, in the reconstruction and repair of the damaged improvements to the condition approved by Beneficiary, on the terms and conditions hereafter set forth in Section 2.6. In the event any of the conditions to Grantor's right to utilize the net proceed hereunder are not satisfied or fulfilled at any time, then such net proceeds shall be applied as provided in Section 2.4 hereof with respect to insurance proceeds and Section
2.11 hereof with respect to condemnation proceeds. Any net proceed not disbursed under this Section 6.2 shall be disbursed in accordance with Section .24 hereof with respect to insurance proceeds and Section 2.11 hereof with respect to condemnation proceeds.

            Section 6.15 It is the intent of Grantor and Beneficiary in the execution of this Deed of Trust and all other instruments evidencing or securing the Obligations to contract in strict compliance with the relevant usury laws. In furtherance thereof, Beneficiary and Grantor stipulate and agree that none of the terms and provisions contained in this Deed of Trust shall ever be construed to create a contract for the use, forbearance or detention of money requiring payment of interest at a rate in excess of the maximum interest rate permitted to be charged by relevant law.

            Section 6.16 Upon foreclosure of this Deed of Trust or exercise of the power of sale granted herein, if Trustee so elects, Trustee may sell the Trust Property at one or more separate sales in any manner permitted by applicable California law, and the exercise of the powers herein granted shall not extinguish or exhaust such powers, until the entire Trust Property is sold or the entire indebtedness secured hereby is paid in full. In addition, Beneficiary may sell the Equipment that may be assembled for such sale by Beneficiary on the Land or elsewhere, in the sole discretion of Beneficiary. Nothing in this Section dealing with foreclosure procedures which specifies any particular action to be taken by Trustee or Beneficiary shall be deemed to contradict the requirements and procedures (now or hereafter existing) of California law, and any such contradiction shall be resolved in favor of California law applicable at the time of foreclosure.

            Section 6.17 If Beneficiary shall for any reason desire to remove the Trustee or any of his successors as Trustee hereunder, and to appoint a new Trustee in his place or stead,

Beneficiary shall have and is hereby granted full power and authority to remove the Trustee and to appoint his successor by instrument in writing, duly acknowledged or proved so as to entitle the same to be recorded and such new Trustee shall thereupon become successor to the title to the Trust Property and the same shall become vested in him in trust for the purposes and objects of these presents, with all the power, duties and obligations herein conferred on the Trustee, in the same manner and to the same effect as though he or it were named herein as Trustee.

            Section 6.18 All Trust property acquired by Grantor after the date of this Deed of Trust which by its terms of this Deed of Trust shall be subject to the lien and security interest created hereby, shall immediately upon the acquisition thereof by Grantor and without further mortgage, conveyance or assignment become subject to the lien and security interest created by this Deed of Trust. Nevertheless, Grantor shall execute, acknowledge, deliver and record or file, as appropriate, all and every such mortgages, security agreements, financing statements, assignments and assurances as Beneficiary shall require for accomplishing the purposes of this Deed of Trust.

            Section 6.19 Trustee accepts this Trust when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law.

            Section 6.20 From time to time upon written request of Beneficiary and presentation of this Deed of Trust for endorsement, and without affecting the liability of any person or entity for payment of any indebtedness or performance of the Obligations secured hereby, Trustee may, without liability therefor and without notice reconvey all or any part of the Property; consent to the making of any map or plat thereof; join in granting any easement thereon; join in any declaration of covenants and restrictions; or join in any extension agreement or any agreement subordinating the lien or charge hereof. Trustee (or Beneficiary) may from time to time apply in any court of competent jurisdiction for aid and direction in the execution of the trusts and the enforcement of the rights and remedies available hereunder, and Trustee (or Beneficiary) may obtain orders or decrees directing, confirming or approving acts in the execution of such trusts and the enforcement of such remedies. All costs and expenses of any such proceeding (including reasonable attorneys' fees) shall be borne by Grantor. Trustee shall not be obligated to notify any party of any pending sale of the Property, or any portion thereof, under any other deed of trust or otherwise, or of any action or proceeding in which Grantor, Beneficiary or Trustee shall be a party, unless Trustee or Beneficiary brings such action or unless held or commenced and maintained by Trustee or Beneficiary under this Deed of Trust. Grantor shall pay to Trustee reasonable compensation and reimbursement for all services and expenses in the administration of the trusts created hereunder, including reasonable attorneys' fees.

            Section 6.21 Upon Beneficiary's written request, and upon surrender to Trustee for cancellation of this Deed of Trust and any note or instruments setting forth all obligations secured hereby, Trustee shall reconvey, without warranty, the Trust Property, or that portion thereof then held hereunder. To the extent permitted by law, the reconveyance may describe the grantee as "the person or persons legally entitled thereto." Neither Beneficiary nor Trustee shall have any duty to determine the rights of persons claiming to be rightful grantees of any reconveyance. When the Trust Property has been fully reconveyed, the last such reconveyance shall operate as a reassignment of all future rents, issues and profits of the Trust Property to the person or persons legally entitled thereto, unless such reconveyance expressly provides to the contrary.

            Section 6.22 Subject to the terms of the Loan Agreement, if Grantor shall fail, refuse or neglect to make any payment or perform any act required by this Deed of Trust or the other Financing Agreements, then at any time thereafter, and without notice to or demand upon Grantor, other than as same may be provided for in this Deed of Trust, and without waiving or releasing any other right, remedy or recourse, Beneficiary may have because of same, Beneficiary may (but shall not be obligated to) make such payments or perform such act for the account of and at the expense of Grantor, and shall have the right to enter the Land and Improvements for such purpose and to take all such action thereon and with respect to the Trust Property as it may deem necessary or appropriate. If Beneficiary shall elect to pay any Taxes or Charges or other sums due with reference to the Trust Property, Beneficiary may do so in reliance on any bill, statement or assessment procured from the appropriate governmental authority or other issuer thereof without inquiring into the accuracy or validity thereof. Similarly, in making any payments to protect the security intended to be created by the Financing Agreements, Beneficiary shall not be bound to inquire into the validity of any apparent or threatened adverse title, lien, encumbrance, claim, or charge before making an advance for the purpose of preventing or removing the same. Grantor shall indemnify Beneficiary for all losses, expenses, damages, claims and causes of action, including attorneys' fees, incurred or accruing by reason of any acts performed by Beneficiary pursuant to the provisions of this Section 6.10 or by reason of any other provision in the other Financing Agreements. All sums paid by Beneficiary pursuant to this Section 6.10, and all other sums expended by Beneficiary to which it shall be entitled to be indemnified, together with interest or expenditure, shall constitute additions to the Obligations, shall be secured by the liens, security interests and rights created by this Deed of Trust or the other Financing Agreements and shall be paid by Grantor to Beneficiary upon demand.

            Section 6.23 All Obligations contained in this Deed of Trust are intended by the parties to be, and shall be construed as, covenants running with the Trust Property.

            Section 6.24 Grantor agrees, to the full extent permitted by law, that, in case of the occurrence and during the continuation of an Event of Default on the part of Grantor hereunder, neither Grantor nor anyone claiming through or under Grantor will set up, claim or seek to take advantage of any moratorium, reinstatement, forbearance, appraisement, valuation, stay, extension, homestead, exemption, insolvency or redemption laws now or hereafter in force in order to prevent or hinder the enforcement or foreclosure of the Deed of Trust or the absolute sale of the Trust Property, the delivery of possession thereof immediately after such sale to the purchaser at such sale, or the exercise of any other remedy hereunder; and Grantor, for itself and all who may to any extent that it may lawfully so do, waive the benefit of all such laws, and any and all right to have assets subject to the security interest of the Deed of Trust marshalled upon any foreclosure or sale under the power herein granted or a sale in inverse order of alienation.

            Section 6.25 Each and all of the Obligations shall survive the execution and delivery of this Deed of Trust and the other Financing Agreements, and the consummation of the loans and financial accommodations called for therein, and shall continue in full force and effect until the Obligations shall have been indefeasibly paid in full; PROVIDED, HOWEVER, that nothing contained in this Section 43(m) shall limit the obligations of Grantor which are to continue after indefeasible payment in full of the Obligations where so stated in this Deed of Trust.

            Section 6.26 Time is of the essence with respect to each and every covenant, agreement and obligation of Grantor under this Deed of Trust.

            Section 6.27 If any or all of the proceeds of the loans and other financial accommodations made and extended under the Loan Agreement or the other Financing Agreements have been used to extinguish, extend or renew any indebtedness previously existing against the Trust Property, then, to the extent of such funds so used, Beneficiary shall be subrogated to all of the rights, claims, liens, titles and interests heretofore existing against the Trust Property to secure the indebtedness so extinguished, extended or renewed, and the former rights, claims, liens, titles and interests, if any, are not waived, but rather, are continued in full force and effect in favor of Beneficiary and are merged with the lien and security interest created herein as cumulative security for the repayment and satisfaction of the Obligations.

            Section 6.28 No portion of the indebtedness secured by this Deed of Trust shall be or be deemed to be offset or compensated by all or any part of any claim, cause of action, counterclaim, or cross-claim, whether liquidated or unliquidated, which Grantor may have or claim to have against Beneficiary. Grantor waives, to the fullest extent permitted by applicable law, the benefits of California Code of Civil Procedure section 431.70, which provides:

      "Where cross-demands for money have existed between persons at any point in time when neither demand was barred by the statute of limitations, and an action is thereafter commenced by one such person, the other person may assert in the answer the defense of payment in that the two demands are compensated so far as they equal each other, notwithstanding that an independent action asserting the person's claim would at the time of filing the answer be barred by the statute of limitations. If the cross-demand would otherwise be barred by the statute of limitations, the relief accorded under this section shall not exceed the value of the relief granted to the other party. The defense provided by this section is not available if the cross-demand is barred for failure to assert it in a prior action under Section 426.30. Neither person can be deprived of the benefits of this section by the assignment or death of the other. For the purposes of this section, a money judgment is a "demand for money" and, as applied to a money judgment, the demand is barred by the statute of limitations when enforcement of the judgment is barred under Chapter 3 (commencing with Section 683.010) of Division I of Title 9."

            Section 6.29 Grantor hereby authorizes and empowers Beneficiary in its sole discretion, without any notice or demand and without affecting the lien and charge of this Deed of Trust, to exercise any right or remedy which Beneficiary may have available to it, including, but not limited to, judicial foreclosure, exercise of rights of power of sale without judicial action as to any collateral security for the Obligations, whether real, personal or intangible property. Grantor expressly waives any defense or benefits that may be available under California Code of Civil Procedure Section 580 and in its subdivisions, Section 726, or comparable provisions of the laws of any other state, as well as all surety defenses that Grantor may have under California

;law and the laws of any other state. Without limiting the foregoing, Grantor specifically agrees that any action maintained by Beneficiary for the appointment of any receiver, trustee or custodian to collect rents, issues or profits or to obtain possession of the Trust Property shall not constitute an "action" within the meaning of Section 726 of the California Code of Civil Procedure.

            Section 6.30 Grantor represents that no part of the Trust Property constitutes residential homestead.

Any inconsistency or conflict between this Article VI and any other provisions or terms contained herein shall be construed in favor of and governed by this
Article VI

            IN WITNESS WHEREOF, this Leasehold Deed of Trust, Assignment of Rents and Security Agreement has been duly executed by the Grantor as of the date first above written.

            TRUSTOR PLEASE NOTE: IN THE EVENT OF YOUR DEFAULT, THIS DEED OF TRUST AND APPLICABLE LAW PERMIT THE TRUSTEE TO SELL THE TRUST PROPERTY AT A SALE HELD WITHOUT SUPERVISION BY ANY COURT AFTER EXPIRATION OF A PERIOD PRESCRIBED BY LAW. UNLESS YOU PROVIDE AN ADDRESS FOR THE GIVING OF NOTICE, YOU MAY NOT BE ENTITLED TO OTHER NOTICE OF THE COMMENCEMENT OF SALE PROCEEDINGS. BY EXECUTION OF THIS DEED OF TRUST, YOU CONSENT TO THIS PROCEDURE. IF YOU HAVE ANY QUESTIONS CONCERNING IT, YOU SHOULD CONSULT YOUR LEGAL ADVISOR. BENEFICIARY AND TRUSTEE URGE YOU TO GIVE BENEFICIARY PROMPT NOTICE OF ANY CHANGE IN YOUR ADDRESS SO THAT YOU MAY RECEIVE ANY NOTICE OF DEFAULT AND NOTICE OF SALE GIVEN PURSUANT TO THIS DEED OF TRUST.

ATTEST:                                             GRANTOR:

                                                    FMI INTERNATIONAL LLC


___________________________                         By: ________________________
Name:                                                   Name:  _________________
                                                        Title: _________________

WITNESSES:

___________________________
Name: _____________________

___________________________
Name: _____________________

                                 ACKNOWLEDGMENT

STATE OF____________________)
                            )ss..
COUNTY OF___________________)

      On the _______ day of October 2006, before me, __________________________,
Notary Public, personally appeared ____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal


_________________________________
          SIGNATURE                          [seal]

                                   SCHEDULE A

                              DESCRIPTION OF LEASES

Land and Building Lease Agreement, dated to be effective as of July 20, 2004, by and between Thrifty Oil Co., as Landlord and FMI International LLC, as Tenant

                                                                      CALIFORNIA
                                                                Riverside County

                                   SCHEDULE B

      That certain real property located at and commonly known as 3355 Dulles Drive, Mira Loma, California, and more particularly described as follows:

PARCELS 14 THROUGH 19, INCLUSIVE OF PARCEL MAP NO. 26365 IN THE COUNTY OF RIVERSIDE, STATE OF CALIFORNIA, AS SHOWN BY MAP ON FILE IN BOOK 172, PAGES 36 THOUGH 41 INCLUSIVE, OF PARCEL MAPS, IN THE OFFICE OF THE RIVERSIDE COUNTY RECORDER.

EXCEPTING THEREFROM ALL MINERALS, OIL, GAS AND OTHER HYDROCARBON SUBSTANCES, TOGETHER WITH THE RIGHT TO EXPLORE FOR, DEVELOP, PRODUCE AND EXTRACT THE SAME, BUT WITHOUT THE RIGHT OF ENTRY UPON THE SURFACE OF SAID REAL PROPERTY OR ANY PORTION OF SAID REAL PROPERTY ABOVE A PLANE 500 FEET BELOW THE PRESENT SURFACE OF SAID REAL PROPERTY, AND IN SUCH A MANNER AS NOT TO DAMAGE THE SURFACE OF SAID REAL PROPERTY, AS RESERVED BY JAMES F. LIEBENGUTH, A MARRIED MAN, BY DEED RECORDED JANUARY 29, 1968 AS INSTRUMENT NO. 8206, OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ALL MINERALS, OIL, GAS AND OTHER HYDORCARBON SUBSTANCES, TOGETHER WITH THE RIGHT TO EXPLORE FOR, DEVELOP, PRODUCE AND EXTRACT THE SAME, BUT WITHOUT THE RIGHT OF ENTRY UPON THE SURFACE OF SAID REAL PROPERTY OR ANY PORTION OF SAID REAL PROPERTY ABOVE A PLANE 500 FEET BELOW THE PRESENT SURFACE OF SAID REAL PROPERTY, AND IN SUCH A MANNER AS NOT TO DAMAGE THE SURFACE OF SAID REAL PROPERTY, AS RESERVED BY FRED J. RUSSELL, AN UNMARRIED MAN, BY DEED RECORDED JANUARY 29, 1968 AS INSTRUMENT NO. 8207, OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM TO THE EXTENT NOT RESERVED BY JAMES F. LIEBENGUTH, MARRIED MAN, BY DEED RECORDED JANUARY 29, 1968 AS INSTRUMENT NO. 8206 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, OR BY FRED J. RUSSELL, AN UNMARRIED MAN, BY DEED RECORDED JANUARY 29, 1968, AS INSTRUMENT NO. 8207 OFFICIAL RECORDS OF RIVERSIDE COUNTY, CALIFORNIA, ALL MINERALS AND ALL MINERAL RIGHTS OF EVERY KIND AND CHARACTER NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, OIL AND GAS ANY RIGHTS THERETO TOGETHER WITH THE SOLE, EXCLUSIVE AND PERPETUAL RIGHT TO EXPLORE FOR, REMOVE AND DISPOSE OF, SAID MINERALS BY MEANS OR METHODS SUITABLE TO GRANTOR, ITS SUCCESSORS AND ASSIGNS, BUT WITHOUT ENTERING UPON OR USING THE SURFACE OF THE LANDS HEREBY CONVEYED, AND IN SUCH MANNER AS NOT TO DAMAGE THE SURFACE OF SAID LANDS OR TO INTERFERE WITH THE USE THEREOF BY GRANTEE, ITS

SUCCESSORS OR ASSIGNS, PROVIDED, HOWEVER, THAT GRANTOR, ITS SUCCESSORS OR ASSIGNS, WITHOUT THE PRIOR WRITTEN PERMISSION OF GRANTEE, ITS SUCCESSORS OK ASSIGNS, SHALL NOT CONDUCT ANY MINING ACTIVITIES OF WHATSOEVER NATURE ABOVE A PLANE OF FIVE HUNDRED FEET (500') BELOW THE SURFACE OF THE LANDS AS RESERVED BY UPLAND INDUSTRIES CORPORATION, A NEVADA CORPORATION BY DEED RECORDED MAY 1,1990 AS INSTRUMENT NO. 90-158886 OFFICIAL RECORDS.

SAID PARCELS WERE MERGED BY RIVERSIDE COUNTY PLANNING DEPARTMENT CERTIFICATE OF PARCEL MERGER NO. 1242, RECORDED _APRIL 15, 2001 AS INSTRUMENT NO. 01-158266 OFFICIAL RECORDS.

APN: 156-360-012-2 (AFFECTS: PARCEL 14), 156-360-013-3 (AFFECTS: PARCEL 15) AND
156-360-016-6 (AFFECTS PARCELS 16 THROUGH 19)